UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Semi-Annual Report

March 31, 2017

Table of Contents

Portfolio Summaries	2 - 9

Important Information	10-11

Schedules of Investments	12-38

Statements of Assets and Liabilities	39-40

Statements of Operations	41

Statements of Changes in Net Assets	42-43

Financial Highlights	44-45

Notes to Financial Statements	46-61

Privacy Policy	62-63

AllianzGI Advanced Core Bond Portfolio

(unaudited)

For the period of October 1, 2016 through March 31, 2017, as provided by Christian Tropp, CFA, Portfolio Manager.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2017, the AllianzGI Advanced Core Bond Portfolio (the “Portfolio”) returned -2.54%, underperforming the Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned -2.18%.

Market Overview

Recent moves in yields seem to have been driven by inflation expectations and term premia, as headline inflation figures rose over the last year due to positive base effects, as well as higher energy and raw material prices. Even after the termination of asset purchases, the monetary base remains large. The US Federal Reserve (the “Fed”) is not selling its holdings yet and is reinvesting maturing bonds, although the Federal Open Market Committee (the “FOMC”) minutes from the March 2017 meeting revealed that “most participants anticipated that gradual increases in the federal funds rate would continue and judged that a change to the Committee’s reinvestment policy would likely be appropriate later this year.” Speculative futures traders seem to have recently reduced their short positions. With regard to economic dynamics, industrial production and capacity utilization increased in March 2017, while the Philadelphia Fed Business Outlook Survey fell sharply, as did the

Empire Manufacturing Index. Housing starts fell in March, while building permits and existing home sales increased.

Portfolio Review

We conducted an attribution analysis for the reporting period using a factor attribution model. The results indicated that duration positioning, term structure allocation and quality allocation have been positive contributors to relative performance. At the same time, sector and yield allocation seem to have been negative contributors, while currency positioning has been neutral. In addition to these factors, individual bond selection was a positive contributor to performance, either due to bonds that have performed well for idiosyncratic reasons on the secondary market or which have delivered a premium to others which materialized, such as new issue premia.

Outlook

Generally, we still expect a slight improvement in economic dynamics. This is supported by domestic demand given the good labor market conditions, including a healthy housing market. Risks stem mainly from slow investment activity and from global uncertainties. Additionally, slow wage growth could become a problem for recovery in the US, while the unspecified economic plans of President Trump have also added to the uncertainty. Concerning inflation, especially in the upcoming months, we believe the impact of positive base effects, as well as higher energy and raw material prices, will abate. We believe this lead to a stabilization of inflation figures. In regards to monetary policy, if the Fed’s outlook remains broadly intact, we expect two more interest rate hikes this year. Moreover, we expect a change to the Fed’s balance sheet reinvestment policy later this year, although we regard a phasing out of reinvestments as more prudent rather than a complete end to reinvestments all at once. Additionally, a potential fiscal stimulus program represents an upside risk to the Fed’s dot chart indication, but more so for 2018. The expected rate hikes are not fully priced in as of yet, and might exert pressure on the long end of the curve. The unexpected inflationary pressures or changes in Fed communication, with respect to the gradual path of rate increases and the lower terminal rate, could trigger a repricing. However, feedback loops (stronger US dollar & rising yields), global geopolitical, and economic risk factors, as well as central bank policy divergence, could limit the pace of monetary policy normalization and might lead to slower rate hikes.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†

AllianzGI Advanced Core Bond Portfolio	-2.54%	-0.06%	1.80%

Bloomberg Barclays US Aggregate Bond Index ††	-2.18%	0.44%	2.02%

* Cumulative Returns

† The Portfolio began operations on 10/30/15. Benchmark return comparisons began on the portfolio inception date.

†† The Bloomberg Barclays US Aggregate Bond Index is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade fixed rate, taxable bond market (as of March 31, 2017). Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.55%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 0.35%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2017.

Portfolio Review commentary is based on the Wilshire Axiom Performance Attribution Analysis. Wilshire Axiom uses a position based approach and performance is linked daily. Please note that the different prices and different methodologies used in this attribution report, among others, may cause deviation in return figures to official performance.

2	Semi-Annual Report / March 31, 2017

AllianzGI Advanced Core Bond Portfolio

(unaudited) (continued)

Industry/Sectors (as of March 31, 2017)

U.S. Treasury Notes	44.1%
Banks	12.9%
Sovereign Debt Obligations	12.5%
Fannie Mae	12.0%
Ginnie Mae	7.9%
Freddie Mac	7.7%
U.S. Treasury Bonds	6.4%
Telecommunications	2.1%
Other	20.0%
Cash & Equivalents — Net	-25.6%

Moody’s Ratings* (as of March 31, 2017)

(as a % of total investments)

Cumulative Returns Through March 31, 2017

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Portfolio and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Portfolio’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Portfolio’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$ 974.60

Expenses Paid During Period	$ 1.72

Hypothetical Performance
(5% return before expenses)

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,023.19

Expenses Paid During Period	$ 1.77

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.35%), multiplied by the average account value over the period, multiplied by 182/365.

3	Semi-Annual Report / March 31, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited)

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior Product Specialist.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2017, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned 6.22%, outperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned 2.72%.

Market Overview

Global equities closed 2016 with strong returns, despite suffering the worst start to a year in decades, as renewed fears about a slowdown in China and a further decline in oil prices led to a significant sell-off in the first six weeks of 2016. Having recouped these losses, the UK’s unexpected vote in favor of leaving the EU led to another bout of weakness in late June 2016. Share prices recovered once more, ending the year with a Trump-inspired rally amid hopes of tax cuts and a more pro-growth policy stance. Global equities rallied over the first three months of 2017, buoyed by signs of strengthening growth and optimism over company earnings, although the rally faded towards the end of the first quarter of 2017. In terms of monetary policy, the European Central Bank and Bank of Japan continued with their easing policy, while the US Federal Reserve (the “Fed”) raised interest rates in December 2016 by 25 basis points and then again in the first quarter of 2017 by an additional 25 basis points, reflecting an improving macro-economic environment in the US.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles value, momentum, earnings revisions, growth and quality. Over the reporting period, the value style outperformed the benchmark by approximately 8%, delivering a rebound in relative performance after having been mostly stagnant since 2009. The majority of the performance came in the fourth quarter of 2016. The other four investment styles had negative relative performance.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark for active sector weightings. The overall contribution from active sector allocation was positive at about 60 basis points. Financials and real estate were the largest relative contributors at 21 basis points and 25 basis points, respectively. Country allocation effect was also neutral with no attribution of note.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Individual stocks contributed positively during the reporting period. Stocks from the financials and real estate sectors contributed 80 and 60 basis points, respectively. In addition, over half of the outperformance came from stock selection in North America, in which US and Canadian stocks contributed an aggregate 190 basis points.

Outlook

Best Styles will continue to be overweight in stocks with attractive valuation and stocks with positive momentum and positive revisions, in line with the longer term strategic investment style mix.

Cumulative Return for the period ended March 31, 2017

	6 Month	Since Inception†

AllianzGI Best Styles Global Managed Volatility Portfolio	6.22%	11.96%

MSCI ACWI Minimum Volatility Index ††	2.72%	7.46%

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across Developed Markets and Emerging Markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.95%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2017.

4	Semi-Annual Report / March 31, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2017)

United States	55.7%
Japan	11.4%
Taiwan	4.7%
Canada	3.6%
Switzerland	2.5%
France	2.5%
Hong Kong	2.0%
Korea (Republic of)	1.7%
Other	13.5%
Cash & Equivalents — Net	2.4%

Cumulative Returns Through March 31, 2017

Shareholder Expense Example	Actual Performance

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,062.20

Expenses Paid During Period	$ 2.31

Hypothetical Performance
(5% return before expenses)

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,022.69

Expenses Paid During Period	$ 2.27

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.45%), multiplied by the average account value over the period, multiplied by 182/365.

5	Semi-Annual Report / March 31, 2017

AllianzGI Discovery U.S. Portfolio

(unaudited)

For the period of October 1, 2016 through March 31, 2017, as provided by Raymond Cunha, CFA, Lead Portfolio Manager.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2017, the AllianzGI Discovery U.S. Portfolio (the “Portfolio”) returned -4.40%, underperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.19%.

Market Overview

During the reporting period, the US equity market surged 14.3% post presidential election, as measured by the S&P 500. This gain reflected a variety of factors which included optimism that the Trump administration would provide a relatively more pro-business and less regulatory environment than the Obama administration. This optimism would hopefully help reaccelerate sluggish US corporate profitability; energy prices, particularly crude oil prices, further recovering and stabilizing over $50 per barrel versus the high $20’s low seen in early 2016; and a pickup in emerging market economies and their stock markets. Meanwhile, the US Federal Reserve (the “Fed”), sighting progress in achieving its dual inflation and employment goals, lifted interest rates 25 basis points in both December 2016 and March 2017. The Fed has signaled its intention to raise rates several more times in 2017, as well as possibly shrinking its massive balance sheet. For the most part, the United States economy has performed solidly, although the most recent April employment report missed expectations.

Portfolio Review

The Portfolio’s negative 4.4% return reflected a confluence of several factors, affecting both the long and short portfolios. It was a difficult period for shorting in general. In the short portfolio, the impact was due to negative stock selection in technology, consumer discretionary and industrials. After President Trump’s election, many low quality stocks that the Portfolio was short, rose as what we believe was either structurally impaired or cyclically challenged companies rallied. Additionally, it was an active period for mergers and acquisitions (“M&A”) as some companies the Portfolio were short were acquired. Finally, despite the S&P 500’s strong gain during the period, the long book was negatively impacted by losses or low positive contributions in several sectors including consumer staples, industrials and energy.

The Portfolio’s individual GICS sector net exposure is generally limited to the range of +/-5%. For the reporting period, the top three positive net sector contributions were generated from largest to smallest, in financials, healthcare and materials, respectively. Net sector detractors (in the same order) included technology, industrials and consumer discretionary. In financials, the Portfolio benefited from its net long exposure post presidential election as financials rallied on the prospect of higher interest rates and the hope for deregulation. The negative contribution from technology was a result of adverse stock selection in both the long and short books.

During the reporting period, the top long contributor was JP Morgan Chase & Co. and the largest long detractor was Palo Alto Networks. JP Morgan rose with strong operating results and the surge in financials post-election. The largest individual company short contributor was Brookdale Senior Living. The largest short detractor was the I Shares PHLX Semiconductor ETF, as the semiconductor industry was helped by the continued wave of M&A and the expected iPhone refresh for Apple.

Outlook

In general, given the Fed’s and other developed world’s dovish monetary policy bias, it has been a relatively difficult environment for shorting stocks, as the easy monetary policy has encouraged the “risk on” trade and financial asset inflation. However, as we enter the new reporting period, we are hopeful that the environment for shorting will improve as the Fed has embarked on normalizing monetary policy. As we enter the second quarter of 2017, the Portfolio is positioned with modest positive net exposure (about 5%).

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†

AllianzGI Discovery U.S. Portfolio	-4.40%	-4.53%	-4.62%

BofA Merrill Lynch 3-Month US Treasury Bill Index ††	0.19%	0.36%	0.35%

* Cumulative Returns

† The Portfolio began operations on December 21, 2015. Benchmark return comparisons began on the portfolio inception date.

†† The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 5.55%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018, where the manager agrees to irrevocably waive its management fee and/or reimburse the Portfolio to the extent that gross expense ratio, excluding interest, tax, dividend expenses on short sales, and extraordinary expenses, and certain credits and other expenses , exceed 1.50%. The Portfolio’s expense ratio net of this reduction is 3.20%, which includes dividend expenses on short sales which are estimated to be 1.70%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2017.

6	Semi-Annual Report / March 31, 2017

AllianzGI Discovery U.S. Portfolio

(unaudited) (continued)

Industry/Sectors (as of March 31, 2017)

Banks	9.2%
Software	8.9%
Semiconductors & Semiconductor Equipment	8.4%
Capital Markets	5.0%
Biotechnology	4.8%
Food Products	4.5%
Pharmaceuticals	4.5%
Other	50.2%
Securities Sold Short*	-88.8%
Cash & Equivalents — Net	93.3%

* Table below details the industry/sectors allocation for securities sold short

Industry/Sectors — Securities Sold Short

Exchange-Traded Funds	-7.6%
Food & Staples Retailing	-5.0%
Software	-4.5%
Banks	-4.0%
Equity Real Estate Investment Trusts (REITS)	-3.8%
Air Freight & Logistics	-3.5%
Health Care Providers & Services	-3.4%
Capital Markets	-3.1%
Specialty Retail	-2.8%
Other	-51.1%

Cumulative Returns Through March 31, 2017

Shareholder Expense Example	Actual Performance

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$ 956.00

Expenses Paid During Period	$ 15.46

Hypothetical Performance
(5% return before expenses)

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,009.12

Expenses Paid During Period	$ 15.88

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (3.17%, multiplied by the average account value over the period, multiplied by 182/365.

7	Semi-Annual Report / March 31, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2016 through March 31, 2017, as provided by Mark P. Roemer, Portfolio Manager.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2017, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 12.67%, outperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned 7.90%.

Market Overview

During the reporting period, the macroeconomic environment was constructive, with higher global growth expectations and positive investor sentiment, translating to steady gains for global small-cap equities.

Initially, the benchmark posted a loss in October 2016 amid election uncertainty in the United States. Donald Trump’s surprise presidential victory raised hopes that his pro-growth policies would boost global profits, outweighing fears of greater protectionism. The benchmark performance was consistent, posting positive low-single-digit returns in the latter five months of the reporting period. Commodities delivered mixed returns, with energy prices initially strengthened following the news that the Organization of Petroleum Exporting Companies (“OPEC”) had agreed to cut production, only to see those gains subside toward the end of the reporting period due to concerns of rising supply. A more optimistic growth outlook boosted prices for many industrial metals, such as copper, but gold lost ground. In this environment, the returns for global small-cap equity results were in line with their large-cap counterparts.

During the reporting period, the majority of countries in the benchmark were positive, led by results in emerging markets, which generally outpaced their developed market counterparts. Russia, Poland and Greece were the top performers for the reporting period, while larger benchmark names, including the United States, Japan and the United Kingdom advanced more modestly.

Meanwhile, Egypt, Turkey and the United Arab Emirates were among the decliners due in part to country-specific geopolitical volatility. Sector results were broadly positive, with 10 out of 11 sectors advancing. Financials, utilities, industrials and materials were among the double-digit gainers, while real estate posted only a modest loss during the reporting period.

Portfolio Review

The Portfolio seeks to benefit from the vast inefficiencies in global small-cap equities. During the reporting period, the Portfolio outpaced the benchmark thanks to positive stock selection as well as allocation decisions at the country level.

Specifically, country results were led by bottom-up selections in the United States. Stockpicking in Thailand and South Korea contributed positively to results, as did an overweight allocation to Russia. Conversely, selections in China trailed the benchmark, as did an overweight allocation to New Zealand and an underweight to India. Sector performance was led by bottom-up stockpicking in the information technology, energy, real estate and industrials sectors. Meanwhile, health care was the primary laggard due to selections in health care providers and pharmaceutical industries. An underweight allocation to the financials sector, the top performer for the benchmark, detracted more modestly.

Outlook

Our outlook for global small-cap equities is positive against the backdrop of accelerating global GDP growth expectations and generally accommodative monetary policies. The United States, which is more than half of the weight of the benchmark, is a key driver of global expectations. The low unemployment rate of 4.7% and the healthy housing market directly translate to a high level of consumer confidence. The potential for health care reform, decreased regulation and corporate tax cuts provide investors a carrot, although any hiccups in the road could lead to bouts of higher volatility. The wildcard remains how the new Trump administration will carry through with campaign promises to transform the economy, and the corresponding impact on global growth expectations. Although the price-to-earnings ratio of global small-cap equities has increased in recent quarters, this valuation ratio is in line with historical figures and by no means excessive. We believe that company-specific earnings results will ultimately dictate performance, which bodes well for our behavioral finance-focused investment process.

Average Annual Total Return for the periods ended March 31, 2017

	6 Month*	1 Year	Since Inception†

AllianzGI Global Small-Cap Opportunities Portfolio	12.67%	22.57%	6.73%

MSCI All Country World Small-Cap Index ††	7.90%	17.50%	4.70%

* Cumulative Returns

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country (as of September 30, 2016). Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 5.48%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2017.

8	Semi-Annual Report / March 31, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2017)

United States	51.4%
Japan	11.5%
China	6.1%
Singapore	4.9%
Taiwan	3.9%
Russian Federation	3.2%
Korea (Republic of)	3.2%
Poland	3.1%
Other	12.8%
Cash & Equivalents — Net	-0.1%

Cumulative Returns Through March 31, 2017

Shareholder Expense Example	Actual Performance

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,126.70

Expenses Paid During Period	$ 6.36

Hypothetical Performance
(5% return before expenses)

Beginning Account Value (10/1/16)	$1,000.00

Ending Account Value (3/31/17)	$1,018.95

Expenses Paid During Period	$ 6.04

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.20%), multiplied by the average account value over the period, multiplied by 182/365.

9	Semi-Annual Report / March 31, 2017

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of March 31, 2017, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of four investment series, AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio, AllianzGI Discovery U.S. Portfolio and AllianzGI Global Small-Cap Opportunities Portfolio, (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Semi-Annual report. Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Portfolios’ Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributions website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

10	Semi-Annual Report/ March 31, 2017

Form N-Q

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Credit Ratings

Bond ratings apply to the underlying holdings of a Portfolio and not the Portfolio itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Portfolios’ considerations of industry practice.

Bonds not rated by Moody’s or bonds that do not have a rating available are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Portfolios, Allianz Global Investors U.S. LLC, the sub-adviser to the Portfolios, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Portfolio Summary pages, including Portfolio Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

11	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

U.S. TREASURY OBLIGATIONS - 50.5%

U.S. Treasury Bonds,
2.25%, 8/15/46	$1,300	$ 1,099,871
2.50%, 2/15/45	1,170	1,051,264
3.125%, 2/15/42	1,305	1,335,306
3.125%, 2/15/43	1,300	1,325,822
3.50%, 2/15/39	1,550	1,705,969
4.75%, 2/15/41	1,260	1,649,887
5.50%, 8/15/28	1,300	1,688,197
6.00%, 2/15/26	650	840,226
U.S. Treasury Notes,
0.75%, 9/30/18	5,600	5,564,451
1.125%, 9/30/21	3,000	2,902,266
1.25%, 10/31/18 (d)	22,260	22,279,121
1.375%, 3/31/20	1,670	1,662,824
1.50%, 12/31/18	3,150	3,165,013
1.50%, 8/15/26	1,000	925,157
1.625%, 3/31/19	1,500	1,510,605
1.625%, 5/15/26	350	328,296
1.75%, 10/31/20	1,530	1,533,615
1.75%, 3/31/22	1,170	1,158,986
1.75%, 1/31/23	1,490	1,462,295
1.875%, 10/31/22	1,620	1,604,686
2.00%, 11/15/26	1,500	1,448,935
2.125%, 1/31/21	3,240	3,284,741
2.125%, 6/30/22	2,900	2,919,937
2.125%, 5/15/25	500	492,432
2.25%, 3/31/21	2,530	2,575,166
4.25%, 11/15/17	17,080	17,422,608

Total U.S. Treasury Obligations (cost-$83,935,827)		82,937,676

CORPORATE BONDS & NOTES - 35.0%

Aerospace & Defense - 0.5%
Boeing Co.,
2.125%, 3/1/22	480	474,643
United Technologies Corp.,
1.95%, 11/1/21	400	392,322

		866,965

Agriculture - 0.7%
Altria Group, Inc.,
5.375%, 1/31/44	300	343,357
Philip Morris International, Inc.,
2.00%, 2/21/20	800	798,411

		1,141,768

Auto Manufacturers - 2.1%
American Honda Finance Corp.,
2.00%, 2/14/20	800	802,817
Daimler Finance North America LLC,
2.00%, 8/3/18	400	401,002
2.00%, 7/6/21 (a)(b)	500	486,549
PACCAR Financial Corp.,
1.65%, 8/11/21	900	867,615
Toyota Motor Credit Corp.,
1.70%, 2/19/19	300	300,614
2.25%, 10/18/23	600	580,221

		3,438,818

Banks - 12.9%
Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	1,000	1,013,498
Bank Nederlandse Gemeenten NV (a)(b),
1.625%, 4/19/21	800	783,226
2.375%, 3/16/26	500	484,098
Bank of America Corp., Ser. L,
2.65%, 4/1/19	800	809,601
Bank of Montreal,
2.375%, 1/25/19	600	605,336

See accompanying Notes to Financial Statements	12	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Bank of New York Mellon Corp.,
2.60%, 2/7/22	800	801,223
Bank of Nova Scotia,
1.875%, 4/26/21	1,500	1,471,380
2.80%, 7/21/21	300	303,777
Barclays PLC,
4.375%, 1/12/26	550	558,416
Citigroup, Inc.,
8.125%, 7/15/39	500	736,713
Commonwealth Bank of Australia (a)(b),
2.85%, 5/18/26	500	483,688
Deutsche Bank AG,
3.375%, 5/12/21	400	402,772
Dexia Credit Local S.A. (a)(b),
1.875%, 3/28/19	400	398,109
Goldman Sachs Group, Inc.,
2.375%, 1/22/18, Ser. GLOB	500	502,844
2.55%, 10/23/19	500	504,819
JPMorgan Chase & Co.,
2.972%, 1/15/23	800	799,823
3.625%, 5/13/24	450	460,104
5.40%, 1/6/42	250	291,997
KFW,
1.125%, 8/6/18	650	648,260
1.25%, 9/30/19	800	792,509
Macquarie Bank Ltd. (a)(b),
2.35%, 1/15/19	300	301,409
3.90%, 1/15/26	700	723,277
Morgan Stanley,
2.50%, 1/24/19	600	606,184
2.50%, 4/21/21	500	497,728
National Australia Bank Ltd.,
2.625%, 1/14/21	200	200,985
Royal Bank of Canada,
2.125%, 3/2/20	800	800,594
2.30%, 3/22/21	1,500	1,502,289
Svenska Handelsbanken AB,
2.50%, 1/25/19	500	505,363
Swedbank AB,
1.75%, 3/12/18	400	400,031
Toronto-Dominion Bank,
1.80%, 7/13/21	900	876,151
UBS AG,
2.375%, 8/14/19	550	553,829
Wells Fargo & Co.,
2.50%, 3/4/21	600	598,574
3.45%, 2/13/23	400	403,917
Westpac Banking Corp.,
2.00%, 3/3/20	350	348,061

		21,170,585

Biotechnology - 0.5%
Amgen, Inc.,
2.25%, 8/19/23	900	863,123

Chemicals - 0.8%
Dow Chemical Co.,
7.375%, 11/1/29	300	407,410
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	500	512,831
WPP Finance 2010,
4.75%, 11/21/21	300	323,211

		1,243,452

Diversified Financial Services - 0.2%
General Electric Co.,
3.10%, 1/9/23	300	308,552

Electric Utilities - 1.7%
Consolidated Edison Co. of New York, Inc., Ser. 12-A,
4.20%, 3/15/42	300	304,277
Electricite de France S.A. (a)(b),
2.15%, 1/22/19	600	600,804
4.875%, 1/22/44	600	598,391

See accompanying Notes to Financial Statements	13	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Enel Finance International NV,
5.125%, 10/7/19 (a)(b)	400	426,769
6.80%, 9/15/37	150	186,129
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	297,507
8.25%, 10/15/18	300	328,546

		2,742,423

Electronics - 0.2%
Honeywell International, Inc.,
1.85%, 11/1/21	400	392,404

Food & Beverage - 1.1%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/21	500	504,161
4.90%, 2/1/46	300	325,200
Diageo Capital PLC,
3.875%, 4/29/43	400	388,184
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	302,203
PepsiCo, Inc.,
2.15%, 10/14/20	300	301,823

		1,821,571

Healthcare-Products - 0.3%
Thermo Fisher Scientific, Inc.,
3.00%, 4/15/23	500	496,809

Household Products - 0.2%
Procter & Gamble Co.,
2.45%, 11/3/26	400	383,079

Insurance - 0.7%
Allstate Corp.,
3.28%, 12/15/26	500	502,973
MetLife, Inc.,
5.70%, 6/15/35	550	661,075

		1,164,048

IT Services - 0.2%
International Business Machines Corp.,
1.80%, 5/17/19	300	301,389

Machinery-Construction & Mining - 0.5%
Caterpillar Financial Services Corp.,
2.40%, 8/9/26	900	852,566

Machinery-Diversified - 1.3%
CNH Industrial Capital LLC,
3.875%, 7/16/18	600	612,000
4.875%, 4/1/21	500	526,250
John Deere Capital Corp.,
2.75%, 3/15/22	400	403,396
2.80%, 3/6/23	500	501,530

		2,043,176

Media - 1.9%
CBS Corp.,
2.30%, 8/15/19	400	401,728
Comcast Corp.,
6.45%, 3/15/37	300	383,071
Discovery Communications LLC,
3.80%, 3/13/24	500	494,918
6.35%, 6/1/40	300	317,901
Time Warner Cable LLC,
4.00%, 9/1/21	300	311,250
6.75%, 6/15/39	300	353,361
Time Warner, Inc.,
4.875%, 3/15/20	300	322,017
Walt Disney Co.,
2.45%, 3/4/22	500	501,440

		3,085,686

See accompanying Notes to Financial Statements	14	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Mining - 0.1%
Barrick Gold Corp.,
4.10%, 5/1/23	95	101,985

Miscellaneous Manufacturing - 0.2%
Siemens Financieringsmaatschappij NV (a)(b),
4.40%, 5/27/45	300	314,166

Oil, Gas & Consumable Fuels - 1.8%
BP Capital Markets PLC,
2.315%, 2/13/20	800	806,925
3.723%, 11/28/28	400	407,136
Occidental Petroleum Corp.,
3.00%, 2/15/27	500	482,955
Shell International Finance BV,
6.375%, 12/15/38	150	194,076
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, 5/17/17	400	400,588
Sinopec Group Overseas Development 2016 Ltd. (a)(b),
2.125%, 5/3/19	200	199,207
Statoil ASA,
2.90%, 11/8/20	400	409,173

		2,900,060

Pharmaceuticals - 1.4%
AstraZeneca PLC,
1.95%, 9/18/19	400	399,676
Johnson & Johnson,
2.95%, 3/3/27	800	800,871
4.375%, 12/5/33	250	275,981
Novartis Capital Corp.,
1.80%, 2/14/20	800	801,025

		2,277,553

Pipelines - 0.4%
Enterprise Products Operating LLC,
4.85%, 3/15/44	300	304,464
TransCanada PipeLines Ltd.,
7.125%, 1/15/19	350	380,818

		685,282

Retail - 1.0%
CVS Health Corp.,
4.00%, 12/5/23	300	315,015
Macy’s Retail Holdings, Inc.,
4.50%, 12/15/34	300	261,494
McDonald’s Corp.,
4.875%, 12/9/45	500	533,733
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	300	304,164
4.50%, 11/18/34	300	300,392

		1,714,798

Software - 0.5%
Microsoft Corp.,
3.30%, 2/6/27	800	813,897

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.,
2.25%, 2/23/21	500	501,743
3.35%, 2/9/27	800	808,458
4.65%, 2/23/46	500	537,447

		1,847,648

Telecommunications - 2.1%
AT&T, Inc.,
4.25%, 3/1/27	800	813,240
4.80%, 6/15/44	900	846,214
Cisco Systems, Inc.,
2.45%, 6/15/20	700	711,524
5.50%, 1/15/40	250	306,041

See accompanying Notes to Financial Statements	15	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Telefonica Emisiones SAU,
4.103%, 3/8/27	800	806,818

		3,483,837

Transportation - 0.6%
CSX Corp.,
2.60%, 11/1/26	400	375,856
FedEx Corp.,
4.10%, 4/15/43	600	557,097

		932,953

Total Corporate Bonds & Notes (cost-$57,369,932)		57,388,593

U.S. GOVERNMENT AGENCY SECURITIES - 27.6%

Fannie Mae, MBS, TBA (c),
2.50%, 4/18/32, 15 Year	1,630	1,630,637
3.00%, 4/18/32, 15 Year	1,540	1,578,861
3.00%, 4/13/47, 30 Year	4,660	4,621,774
3.50%, 4/18/32, 15 Year	1,040	1,082,128
3.50%, 4/13/47, 30 Year	4,730	4,839,012
4.00%, 4/13/47, 30 Year	3,010	3,157,443
4.50%, 4/13/47, 30 Year	1,220	1,308,402
5.00%, 4/13/47, 30 Year	580	633,798
5.50%, 4/13/47, 30 Year	770	855,411
Freddie Mac,
2.50%, 4/18/32 MBS, TBA, 15 Year (c)	1,220	1,220,834
3.00%, 4/18/32 MBS, TBA, 15 Year (c)	1,060	1,086,987
3.00%, 4/13/47 MBS, TBA, 30 Year (c)	3,110	3,081,087
3.50%, 4/18/32 MBS, TBA, 15 Year (c)	560	583,228
3.50%, 4/13/47 MBS, TBA, 30 Year (c)	3,050	3,119,697
4.00%, 8/1/44	158	165,601
4.00%, 4/13/47 MBS, TBA, 30 Year (c)	1,680	1,762,425
4.50%, 4/13/47 MBS, TBA, 30 Year (c)	720	771,651
5.00%, 4/13/47 MBS, TBA, 30 Year (c)	370	402,910
5.50%, 4/13/47 MBS, TBA, 30 Year (c)	410	454,879
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 4/20/47	4,080	4,116,019
3.50%, 4/20/47	4,580	4,748,708
4.00%, 4/20/47	2,100	2,218,289
4.50%, 4/20/47	1,820	1,943,632

Total U.S. Government Agency Securities (cost-$45,138,733)		45,383,413

SOVEREIGN DEBT OBLIGATIONS - 12.5%

Argentina - 0.2%
Argentine Republic Government International Bond (a)(b),
6.25%, 4/22/19	250	264,625

Brazil - 0.2%
Brazilian Government International Bond,
4.25%, 1/7/25	300	295,875

Canada - 0.5%
Export Development Canada,
1.25%, 12/10/18	350	350,924
Province of New Brunswick Canada,
2.75%, 6/15/18	500	507,680

		858,604

Chile - 0.3%
Chile Government International Bond,
3.25%, 9/14/21	400	414,600

Colombia - 0.2%
Colombia Government International Bond,
4.00%, 2/26/24	400	412,600

Croatia - 0.7%
Croatia Government International Bond,
6.25%, 4/27/17	600	601,594
6.75%, 11/5/19	500	545,080

		1,146,674

See accompanying Notes to Financial Statements	16	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Germany - 0.2%
FMS Wertmanagement AoeR,
1.00%, 11/21/17	300	299,622

Hungary - 0.3%
Hungary Government International Bond,
4.00%, 3/25/19	500	519,362

Iceland - 0.4%
Iceland Government International Bond,
5.875%, 5/11/22	600	678,367

Indonesia - 0.8%
Indonesia Government International Bond,
3.75%, 4/25/22	550	562,083
11.625%, 3/4/19	600	710,286

		1,272,369

Latvia - 0.4%
Latvia Government International Bond,
2.75%, 1/12/20	700	710,427

Lithuania - 0.8%
Lithuania Government International Bond,
5.125%, 9/14/17	700	712,250
7.375%, 2/11/20 (a)(b)	500	569,500

		1,281,750

Mexico - 0.6%
Mexico Government International Bond,
4.75%, 3/8/44	400	390,000
5.95%, 3/19/19	600	647,250

		1,037,250

Morocco - 0.3%
Morocco Government International Bond,
4.25%, 12/11/22	550	570,625

Panama - 0.4%
Panama Government International Bond,
7.125%, 1/29/26	550	696,437

Peru - 0.5%
Peruvian Government International Bond,
4.125%, 8/25/27	300	324,000
7.125%, 3/30/19	500	550,000

		874,000

Philippines - 0.2%
Philippine Government International Bond,
6.50%, 1/20/20	300	336,611

South Africa - 0.2%
Republic of South Africa Government International Bond,
4.875%, 4/14/26	290	292,103

Supranational - 4.7%
African Development Bank,
1.375%, 12/17/18	1,000	999,302
Asian Development Bank,
1.375%, 1/15/19	200	199,887
1.625%, 3/16/21	700	691,480
Corp. Andina de Fomento,
2.00%, 5/10/19	300	299,599
Council of Europe Development Bank,
1.00%, 3/7/18	1,000	997,469
1.00%, 2/4/19	1,400	1,386,388
European Investment Bank,
1.00%, 3/15/18	1,700	1,696,489

See accompanying Notes to Financial Statements	17	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Inter-American Development Bank,
3.20%, 8/7/42	400	385,426
International Bank for Reconstruction & Development,
1.875%, 10/7/19	500	503,105
Nordic Investment Bank,
0.75%, 1/17/18	500	498,140

		7,657,285

Turkey - 0.6%
Turkey Government International Bond,
4.875%, 10/9/26	300	289,561
6.75%, 4/3/18	600	624,054

		913,615

Total Sovereign Debt Obligations (cost-$20,429,220)		20,532,801

Repurchase Agreements - 0.8%

State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,258,009; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,285,940 including accrued interest (cost-$1,258,000)	1,258	1,258,000

Total Investments (cost-$208,131,712)-126.4%		207,500,483

Liabilities in excess of other assets (e)-(26.4)%		(43,300,691)

Net Assets-100.0%		$ 164,199,792

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $6,633,818, representing 4.0% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,633,818, representing 4.0% of net assets.

(c)	When-issued or delayed-delivery. To be settled/delivered after March 31, 2017.

(d)	All or partial amount segregated for the benefit of the counterparty as collateral for when-issued or delayed delivery securities.

(e)	Includes net unrealized appreciation (depreciation) of other financial instruments. See Note 6(a) in the Notes to Financial Statements.

Glossary:

MBS - Mortgage-Backed Securities

TBA - To Be Announced

See accompanying Notes to Financial Statements	18	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
COMMON STOCK - 97.5%

Australia - 1.5%
Automotive Holdings Group Ltd.	10,818	$34,036
Breville Group Ltd.	3,781	29,840
Brickworks Ltd.	5,800	65,056
Cochlear Ltd.	1,871	193,279
Harvey Norman Holdings Ltd.	44,539	154,051
Regis Resources Ltd.	42,307	106,885
Saracen Mineral Holdings Ltd. (d)	36,737	27,685
St. Barbara Ltd. (d)	44,961	81,901
Tassal Group Ltd.	10,892	37,694
Wesfarmers Ltd.	8,595	295,908

		1,026,335

Austria - 0.2%
BUWOG AG (d)	2,405	60,606
Flughafen Wien AG	961	30,341
Telekom Austria AG (d)	6,385	43,512

		134,459

Belgium - 0.3%
Elia System Operator S.A.	999	52,624
Groupe Bruxelles Lambert S.A.	2,051	186,135

		238,759

Bermuda - 0.2%
Genpact Ltd.	4,493	111,247

Brazil - 0.0%
Linx S.A.	3,300	17,498

Canada - 3.6%
AG Growth International, Inc.	926	35,213
Bank of Montreal	2,013	150,356
BCE, Inc.	10,642	471,182
Canadian Imperial Bank of Commerce	2,043	176,163
Canadian Real Estate Investment Trust REIT	1,237	45,095
Canadian Tire Corp., Ltd., Class A	1,585	188,291
Cascades, Inc.	4,131	42,588
Cogeco Communications, Inc.	1,783	95,260
Dorel Industries, Inc., Class B	834	19,893
George Weston Ltd.	2,307	201,287
Great-West Lifeco, Inc.	3,093	85,707
Intact Financial Corp.	924	65,716
Killam Apartment REIT	2,174	20,729
Laurentian Bank of Canada	1,286	56,639
Martinrea International, Inc.	2,083	16,165
Milestone Apartments Real Estate Investment Trust	4,637	75,246
NorthWest Healthcare Properties Real Estate Investment Trust	3,841	30,471
Power Corp. of Canada	7,194	168,997
Pure Industrial Real Estate Trust	25,694	117,665
Rogers Sugar, Inc.	4,478	21,045
Saputo, Inc.	5,663	195,417
Transcontinental, Inc., Class A	2,390	44,175
Valener, Inc.	1,411	23,194
Waste Connections, Inc.	2,382	210,140

		2,556,634

China - 1.4%
China Construction Bank Corp., Class H	378,748	305,160
China Dongxiang Group Co., Ltd.	128,883	24,720
China Evergrande Group	68,517	63,528
China Mobile Ltd.	5,000	54,988
Jiangsu Expressway Co., Ltd., Class H	16,811	24,149
Longfor Properties Co., Ltd.	29,155	47,998
Orient Securities Co., Ltd., Class H (a)(d)	62,400	60,881
Postal Savings Bank of China Co., Ltd., Class H (a)(d)	194,000	120,073
Shenzhen Expressway Co., Ltd., Class H	46,300	41,969
Tianneng Power International Ltd.	79,658	72,415
Tong Ren Tang Technologies Co., Ltd., Class H	10,274	18,248
XTEP International Holdings Ltd.	23,349	9,196
Yuzhou Properties Co., Ltd.	264,204	110,590

		953,915

See accompanying Notes to Financial Statements	19	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Colombia - 0.0%
Corp. Financiera Colombiana S.A.	1,034	10,128

Czech Republic - 0.0%
O2 Czech Republic AS	1,324	14,793

Denmark - 0.1%
Matas A/S	1,323	18,792
Solar A/S, Class B	333	18,384
Spar Nord Bank A/S	3,578	39,604

		76,780

Finland - 0.3%
Neste Oyj	5,147	201,262

France - 2.5%
Atos SE	1,863	230,230
Cegereal S.A. REIT	2,277	90,023
Eiffage S.A.	175	13,695
Nexity S.A. (d)	1,869	91,887
SCOR SE	4,592	173,546
SEB S.A.	1,216	169,847
Sodexo S.A.	2,023	237,695
Teleperformance	1,653	178,473
Thales S.A.	2,377	229,609
Vinci S.A.	3,906	310,170

		1,725,175

Germany - 0.4%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	216	42,282
Rhoen Klinikum AG	1,973	53,819
Talanx AG (d)	3,095	109,121
TLG Immobilien AG	1,393	27,123
WCM Beteiligungs & Grundbesitz AG (d)	5,562	18,168

		250,513

Hong Kong - 2.0%
CK Hutchison Holdings Ltd.	3,703	45,591
CLP Holdings Ltd.	74,219	776,959
Fairwood Holdings Ltd.	11,000	44,239
Hang Seng Bank Ltd.	2,600	52,745
Link REIT	17,508	122,709
Swire Pacific Ltd., Class A	14,344	143,372
WH Group Ltd. (a)	244,000	210,406
Yue Yuen Industrial Holdings Ltd.	2,802	11,011

		1,407,032

Hungary - 0.4%
Magyar Telekom Telecommunications PLC	28,291	46,922
MOL Hungarian Oil & Gas PLC	2,372	162,414
Richter Gedeon Nyrt	4,294	97,524

		306,860

Indonesia - 0.6%
Telekomunikasi Indonesia Persero Tbk PT	1,375,100	427,443

Ireland - 0.1%
Irish Residential Properties REIT PLC	15,872	20,996
Origin Enterprises PLC	5,430	38,597

		59,593

Israel - 0.9%
Bank Hapoalim BM	41,518	253,018
Bank Leumi Le-Israel BM (d)	23,092	101,946
Elbit Systems Ltd.	765	87,503
Mizrahi Tefahot Bank Ltd.	9,569	162,192
Teva Pharmaceutical Industries Ltd.	80	2,616

		607,275

See accompanying Notes to Financial Statements	20	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Italy - 0.1%
Fila SpA	1,621	28,533
Societa Iniziative Autostradali e Servizi SpA	1,168	11,152

		39,685

Japan - 11.4%
ADEKA Corp.	374	5,465
Alpen Co., Ltd.	1,215	21,164
ANA Holdings, Inc.	111,543	341,155
Aoyama Trading Co., Ltd.	3,189	109,670
Astellas Pharma, Inc.	30,308	399,730
Bandai Namco Holdings, Inc.	4,200	125,898
BML, Inc.	1,682	37,168
Canon, Inc.	4,190	130,848
Daiichi Sankyo Co., Ltd.	8,453	190,709
DCM Holdings Co., Ltd.	11,975	110,724
Doshisha Co., Ltd.	1,215	22,548
Doutor Nichires Holdings Co., Ltd.	2,149	42,081
DTS Corp.	1,401	35,125
DyDo Group Holdings, Inc.	974	45,606
EDION Corp.	4,727	43,584
Fuji Media Holdings, Inc.	7,505	104,003
Fuji Oil Holdings, Inc.	6,184	145,044
Fuji Soft, Inc.	1,028	26,338
FUJIFILM Holdings Corp.	7,979	312,760
Fukuyama Transporting Co., Ltd.	9,274	55,652
Geo Holdings Corp.	4,164	45,799
Hankyu Hanshin Holdings, Inc.	4,730	154,344
Heiwa Corp.	4,397	109,593
Hogy Medical Co., Ltd.	561	35,337
Honeys Holdings Co., Ltd.	561	5,612
Japan Airlines Co., Ltd.	9,580	304,164
Kagome Co., Ltd.	5,300	138,016
Kajima Corp.	33,000	215,855
KOMEDA Holdings Co., Ltd. (d)	2,600	41,907
Kyowa Exeo Corp.	8,500	123,402
LaSalle Logiport REIT	68	63,010
Mitsubishi Shokuhin Co., Ltd.	841	26,129
Mitsubishi Tanabe Pharma Corp.	17,914	374,027
NEC Networks & System Integration Corp.	1,235	23,920
Nichias Corp.	5,604	56,436
Nifco, Inc.	654	32,868
Nihon Unisys Ltd.	9,379	128,335
Nippon Flour Mills Co., Ltd.	1,402	20,753
Nippon Paper Industries Co., Ltd.	6,571	118,284
NIPPON REIT Investment Corp.	31	80,542
Nippon Telegraph & Telephone Corp.	7,744	331,082
Nisshin Oillio Group Ltd.	6,538	37,277
NTT Data Corp.	4,557	216,396
NTT DOCOMO, Inc.	30,557	713,575
Obayashi Corp.	9,573	89,764
Okamura Corp.	3,269	29,077
Pacific Industrial Co., Ltd.	576	8,208
Prima Meat Packers Ltd.	6,538	28,947
Raito Kogyo Co., Ltd.	4,537	46,232
Recruit Holdings Co., Ltd.	3,900	199,468
Right On Co., Ltd.	943	8,149
S Foods, Inc.	2,728	79,381
Sakata INX Corp.	2,802	38,668
Sanyo Chemical Industries Ltd.	561	23,598
Sawai Pharmaceutical Co., Ltd.	1,875	101,797
Sekisui House Ltd.	11,700	192,919
Senko Co., Ltd.	5,604	36,185
Stella Chemifa Corp.	3,189	91,021
Sumitomo Dainippon Pharma Co., Ltd.	9,632	159,384
Taisho Pharmaceutical Holdings Co., Ltd.	700	56,997
Takasago Thermal Engineering Co., Ltd.	1,103	15,559
Takeda Pharmaceutical Co., Ltd.	4,457	209,823
Tokyo Electron Ltd.	1,000	109,476
Toppan Printing Co., Ltd.	16,679	170,479
Toray Industries, Inc.	9,274	82,539
Toshiba Plant Systems & Services Corp.	5,800	84,889
Towa Pharmaceutical Co., Ltd.	262	13,299
Toyo Construction Co., Ltd.	2,989	10,746
Tv Tokyo Holdings Corp.	934	21,395
Unipres Corp.	483	10,105

See accompanying Notes to Financial Statements	21	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Wacoal Holdings Corp.	5,604	69,230
West Japan Railway Co.	3,199	208,618
Yorozu Corp.	841	12,954
Yoshinoya Holdings Co., Ltd.	7,025	102,189
Yurtec Corp.	1,868	12,863

		8,025,894

Korea (Republic of) - 1.7%
CJ Hellovision Co., Ltd.	2,652	24,077
Daekyo Co., Ltd.	2,318	16,686
Easy Bio, Inc.	6,217	33,619
Hansol Paper Co., Ltd.	1,424	24,258
Hyundai Engineering Plastics Co., Ltd.	2,575	19,431
Hyundai Motor Co.	1,906	268,616
KC Tech Co., Ltd.	519	6,384
Kia Motors Corp.	1,598	52,962
KT Corp.	660	18,839
KT&G Corp.	2,614	227,904
Kukdo Chemical Co., Ltd.	388	17,097
Macquarie Korea Infrastructure Fund	8,231	61,237
Samjin Pharmaceutical Co., Ltd.	1,581	45,879
Samsung Electronics Co., Ltd.	198	364,402
Samyang Holdings Corp.	267	29,486
Ubiquoss Holdings, Inc.	1,318	8,485
Ubiquoss, Inc. (d)	420	9,183

		1,228,545

Luxembourg - 0.2%
RTL Group S.A.	1,888	151,908

Malaysia - 0.5%
KNM Group Bhd. (d)	94,600	6,413
Maxis Bhd.	9,800	14,258
MISC Bhd.	33,000	54,552
Supermax Corp. Bhd.	59,900	26,953
Tenaga Nasional Bhd.	75,900	235,218

		337,394

Morocco - 0.1%
Douja Promotion Groupe Addoha S.A.	10,225	43,771
Maroc Telecom	2,136	29,177

		72,948

Netherlands - 0.3%
NN Group NV	5,675	184,308
Vastned Retail NV REIT	596	22,539

		206,847

New Zealand - 0.5%
Air New Zealand Ltd.	32,303	55,705
Arvida Group Ltd.	26,315	23,416
Auckland International Airport Ltd.	32,832	155,461
Fonterra Co-operative Group Ltd. UNIT	7,445	31,627
Kiwi Property Group Ltd.	20,620	20,598
Summerset Group Holdings Ltd.	16,234	58,827
Tourism Holdings Ltd.	9,034	23,748

		369,382

Norway - 0.4%
Avance Gas Holding Ltd. (a)	1,384	4,546
Gjensidige Forsikring ASA	4,268	65,019
Marine Harvest ASA (d)	2,103	32,080
Orkla ASA	18,550	166,172

		267,817

Philippines - 0.1%
Aboitiz Equity Ventures, Inc.	19,950	29,602
Bank of the Philippine Islands	2,810	5,668
BDO Unibank, Inc.	12,250	28,711

		63,981

See accompanying Notes to Financial Statements	22	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Poland - 0.3%
Asseco Poland S.A.	1,494	20,456
Ciech S.A.	1,701	34,314
Polski Koncern Naftowy Orlen S.A.	6,512	164,246

		219,016

Portugal - 0.2%
Jeronimo Martins SGPS S.A.	6,202	110,825

Russian Federation - 0.1%
PhosAgro PJSC GDR	3,290	48,034

Singapore - 1.5%
Accordia Golf Trust UNIT	37,500	19,704
BOC Aviation Ltd. (a)	15,600	83,229
China Aviation Oil Singapore Corp., Ltd.	22,500	24,526
Fortune Real Estate Investment Trust REIT	32,000	35,832
Frasers Logistics & Industrial Trust REIT	106,900	75,271
Keppel DC REIT	39,000	33,453
Mapletree Industrial Trust REIT	24,100	30,667
SATS Ltd.	63,000	219,781
Sheng Siong Group Ltd.	67,800	45,802
Singapore Airlines Ltd.	43,000	309,531
Sino Grandness Food Industry Group Ltd.	77,400	13,274
Venture Corp., Ltd.	19,300	158,252

		1,049,322

South Africa - 0.2%
Harmony Gold Mining Co., Ltd.	26,046	63,254
Tsogo Sun Holdings Ltd.	23,626	48,541

		111,795

Spain - 0.2%
Axiare Patrimonio SOCIMI S.A. REIT	630	9,403
Ebro Foods S.A.	5,628	113,718
Lar Espana Real Estate Socimi S.A. REIT	1,947	14,996

		138,117

Sweden - 0.0%
Cloetta AB, Class B	7,145	28,227

Switzerland - 2.5%
Bachem Holding AG, Class B	875	103,529
Baloise Holding AG	1,297	178,224
Banque Cantonale Vaudoise	79	54,503
BKW AG	433	23,408
Cembra Money Bank AG (d)	151	12,484
Emmi AG (d)	65	44,270
Garmin Ltd.	4,003	204,593
Intershop Holding AG	49	24,362
Komax Holding AG	287	69,769
Kudelski S.A.	1,293	21,161
Nestle S.A.	2,854	219,049
Partners Group Holding AG	421	226,251
Schweiter Technologies AG	24	26,620
Siegfried Holding AG (d)	141	37,126
Swiss Life Holding AG (d)	619	199,604
Swiss Re AG	2,733	245,467
Valora Holding AG	201	69,482

		1,759,902

Taiwan - 4.7%
Accton Technology Corp.	75,000	165,365
Arcadyan Technology Corp.	24,000	47,852
Asia Vital Components Co., Ltd.	37,000	31,893
Chang Hwa Commercial Bank Ltd.	44,520	27,133
Cheng Uei Precision Industry Co., Ltd.	16,000	20,721
Chicony Power Technology Co., Ltd.	16,000	25,655
Chin-Poon Industrial Co., Ltd.	21,000	42,704
China Airlines Ltd.	148,000	51,454
China Metal Products	25,000	25,577
China Motor Corp.	30,000	27,490
Chunghwa Telecom Co., Ltd.	158,000	536,549
Elite Material Co., Ltd.	41,000	159,438

See accompanying Notes to Financial Statements	23	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Farglory Land Development Co., Ltd.	48,000	64,934
First Financial Holding Co., Ltd.	308,000	187,789
Formosa Petrochemical Corp.	120,000	419,164
Formosa Plastics Corp.	24,000	71,568
Getac Technology Corp.	49,000	70,405
Gintech Energy Corp. (d)	19,000	11,083
Grape King Bio Ltd.	5,000	31,456
Hon Hai Precision Industry Co., Ltd.	168,500	505,346
Hua Nan Financial Holdings Co., Ltd.	47,790	26,694
King Yuan Electronics Co., Ltd.	80,000	73,827
Kinsus Interconnect Technology Corp.	20,000	52,859
Powertech Technology, Inc.	48,000	139,683
Sercomm Corp.	37,000	92,692
Sinbon Electronics Co., Ltd.	43,139	105,933
Sitronix Technology Corp.	11,000	35,744
Taiwan Business Bank	211,350	58,505
Taiwan Hon Chuan Enterprise Co., Ltd.	17,000	32,938
TXC Corp.	42,000	60,078
Wistron NeWeb Corp.	15,450	43,436
WT Microelectronics Co., Ltd.	17,000	24,853
Yageo Corp.	11,206	30,544

		3,301,362

Thailand - 0.7%
Bangkok Bank PCL	31,800	172,208
Charoen Pokphand Foods PCL (c)	205,700	166,135
Siam Cement PCL	12,000	188,562

		526,905

United Kingdom - 1.6%
British American Tobacco PLC	1,406	93,282
Burford Capital Ltd.	4,254	41,040
Compass Group PLC	24,270	458,223
Gamma Communications PLC	6,635	40,817
HSBC Holdings PLC	12,133	98,967
Imperial Brands PLC	5,648	273,723
Johnson Service Group PLC	17,486	25,906
Marston’s PLC	15,385	25,880
Northgate PLC	2,990	20,604
Primary Health Properties PLC REIT	14,934	20,675
RSA Insurance Group PLC	7,011	51,488

		1,150,605

United States - 55.7%
AbbVie, Inc.	5,231	340,852
Accenture PLC, Class A	3,515	421,378
Aetna, Inc.	3,168	404,078
Aflac, Inc.	3,576	258,974
AG Mortgage Investment Trust, Inc. REIT	6,418	115,845
AGNC Investment Corp. REIT	20,807	413,851
Agree Realty Corp. REIT	2,485	119,181
Align Technology, Inc. (d)	1,701	195,122
Altria Group, Inc.	11,893	849,398
American Electric Power Co., Inc.	4,091	274,629
American Financial Group, Inc.	1,877	179,103
American Public Education, Inc. (d)	838	19,190
AmerisourceBergen Corp.	562	49,737
Amgen, Inc.	2,306	378,345
AngioDynamics, Inc. (d)	5,716	99,173
Annaly Capital Management, Inc. REIT	51,236	569,232
Anthem, Inc.	1,776	293,715
Anworth Mortgage Asset Corp. REIT	25,370	140,803
Apollo Commercial Real Estate Finance, Inc. REIT	6,001	112,879
Ares Commercial Real Estate Corp. REIT	5,619	75,182
ARMOUR Residential REIT, Inc.	3,566	80,984
AT&T, Inc.	28,368	1,178,690
Atmos Energy Corp.	2,195	173,383
Automatic Data Processing, Inc.	5,810	594,886
AutoZone, Inc. (d)	657	475,044
AvalonBay Communities, Inc. REIT	533	97,859
AVX Corp.	2,990	48,976
Axis Capital Holdings Ltd.	5,725	383,747
Baxter International, Inc.	9,529	494,174
Becton Dickinson and Co.	266	48,795
Bemis Co., Inc.	153	7,476

See accompanying Notes to Financial Statements	24	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Blackstone Mortgage Trust, Inc., Class A REIT	4,380	135,605
Brixmor Property Group, Inc. REIT	586	12,576
CA, Inc.	6,142	194,824
Capitol Federal Financial, Inc.	6,849	100,201
Capstead Mortgage Corp. REIT	9,708	102,322
Cardinal Health, Inc.	3,180	259,329
Carriage Services, Inc.	1,268	34,388
CenturyLink, Inc.	7,431	175,149
Chimera Investment Corp. REIT	7,430	149,937
Chubb Ltd.	2,543	346,484
Cincinnati Financial Corp.	3,104	224,326
Cisco Systems, Inc.	15,867	536,305
Clorox Co.	5,356	722,149
CME Group, Inc.	2,273	270,032
CMS Energy Corp.	4,735	211,844
Colgate-Palmolive Co.	2,734	200,101
Computer Sciences Corp.	2,765	190,813
Consolidated Edison, Inc.	12,129	941,938
Convergys Corp.	2,300	48,645
Cooper Cos., Inc.	1,127	225,276
CYS Investments, Inc. REIT	14,907	118,511
Darden Restaurants, Inc.	2,642	221,056
DineEquity, Inc.	1,369	74,501
Dominion Resources, Inc.	179	13,885
Domino’s Pizza, Inc.	1,021	188,170
Dr. Pepper Snapple Group, Inc.	2,606	255,180
DTE Energy Co.	2,286	233,423
Duke Energy Corp.	10,338	847,819
Dynex Capital, Inc. REIT	3,574	25,340
Ennis, Inc.	3,369	57,273
Equity LifeStyle Properties, Inc. REIT	2,259	174,079
Everest Re Group Ltd.	2,374	555,065
Express Scripts Holding Co. (d)	3,796	250,194
Exxon Mobil Corp.	1,807	148,192
Federal Agricultural Mortgage Corp., Class C	365	21,013
Fidelity & Guaranty Life	4,707	130,855
First Busey Corp.	1,059	31,135
FirstEnergy Corp.	5,705	181,533
Ford Motor Co.	22,201	258,420
General Mills, Inc.	12,291	725,292
German American Bancorp, Inc.	125	5,918
Getty Realty Corp. REIT	1,279	32,320
Gilead Sciences, Inc.	3,916	265,975
Hanover Insurance Group, Inc.	1,435	129,236
HCA Holdings, Inc. (d)	2,303	204,944
Henry Schein, Inc. (d)	111	18,867
Hewlett Packard Enterprise Co.	10,987	260,392
Huntington Ingalls Industries, Inc.	234	46,856
Independence Realty Trust, Inc. REIT	3,309	31,005
Ingredion, Inc.	1,536	184,980
Insight Enterprises, Inc. (d)	184	7,561
Intel Corp.	11,561	417,005
Intuitive Surgical, Inc. (d)	1,016	778,734
Invesco Mortgage Capital, Inc. REIT	1,887	29,098
John B Sanfilippo & Son, Inc.	170	12,442
Johnson & Johnson	11,809	1,470,811
Johnson Controls International PLC	4,596	193,584
Kellogg Co.	845	61,355
Kimberly-Clark Corp.	4,351	572,722
Laboratory Corp. of America Holdings (d)	3,702	531,126
McDonald’s Corp.	8,268	1,071,615
MedEquities Realty Trust, Inc. REIT	8,327	93,346
Merck & Co., Inc.	622	39,522
MFA Financial, Inc. REIT	17,228	139,202
Mid-America Apartment Communities, Inc. REIT	1,672	170,109
Monmouth Real Estate Investment Corp. REIT	2,481	35,404
Motorola Solutions, Inc.	2,498	215,378
MTGE Investment Corp. REIT	6,422	107,569
NextEra Energy, Inc.	3,220	413,351
Northfield Bancorp, Inc.	1,980	35,680
NVR, Inc. (d)	38	80,061
Old Republic International Corp.	2,534	51,896
Omega Protein Corp.	2,656	53,253
Omnicom Group, Inc.	2,690	231,905
Orchid Island Capital, Inc. REIT	12,119	121,069
Oritani Financial Corp.	3,824	65,008
Owens & Minor, Inc.	3,031	104,873

See accompanying Notes to Financial Statements	25	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Paychex, Inc.	3,565	209,978
PepsiCo, Inc.	1,550	173,383
PetMed Express, Inc.	3,809	76,713
PG&E Corp.	5,603	371,815
Pinnacle Foods, Inc.	3,189	184,547
Pinnacle West Capital Corp.	2,114	176,265
Procter & Gamble Co.	4,368	392,465
Progressive Corp.	6,497	254,552
Quest Diagnostics, Inc.	2,308	226,623
Republic Services, Inc.	11,857	744,738
Reynolds American, Inc.	6,289	396,333
Ross Stores, Inc.	4,735	311,894
Southern Co.	20,733	1,032,089
State National Cos., Inc.	1,596	22,982
Stryker Corp.	4,545	598,349
SunTrust Banks, Inc.	4,838	267,541
Symantec Corp.	4,365	133,918
Target Corp.	8,879	490,032
Teleflex, Inc.	1,019	197,411
TJX Cos., Inc.	332	26,255
Towne Bank	2,363	76,561
Travelers Cos., Inc.	4,488	540,984
Triple-S Management Corp., Class B (d)	1,294	22,736
Two Harbors Investment Corp. REIT	4,285	41,093
Ulta Salon Cosmetics & Fragrance, Inc. (d)	767	218,771
United Financial Bancorp, Inc.	1,393	23,695
UnitedHealth Group, Inc.	4,115	674,901
Unum Group	4,367	204,769
Vail Resorts, Inc.	1,017	195,162
Validus Holdings Ltd.	2,310	130,261
Verizon Communications, Inc.	20,326	990,892
Waste Management, Inc.	12,214	890,645
Waterstone Financial, Inc.	2,057	37,540
WEC Energy Group, Inc.	10,717	649,772
Westar Energy, Inc.	3,966	215,235
Xcel Energy, Inc.	14,425	641,191
XL Group Ltd.	5,032	200,576
Xylem, Inc.	3,958	198,771

		39,013,471

Total Common Stock (cost-$63,355,306)		68,347,683

PREFERRED STOCK - 0.1%

Colombia - 0.1%
Grupo Aval Acciones y Valores S.A. (cost-$10,562)	27,464	11,177

	Principal Amount (000s)

Repurchase Agreements - 1.7%

State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,208,009; collateralized by U.S. Treasury Notes, 2.00%,due 8/15/25, valued at $1,232,359 including accrued interest (cost-$1,208,000)	$1,208	1,208,000

Total Investments (cost-$64,573,868) (b)-99.3%		69,566,860

Other assets less liabilities (e)-0.7%		523,261

Net Assets-100.0%		$70,090,121

See accompanying Notes to Financial Statements	26	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $479,135, representing 0.7% of net assets.

(b)

Securities with an aggregate value of $24,774,236, representing 35.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Security with a value of $166,135, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Non-income producing.

(e)	Includes net unrealized appreciation (depreciation) of other financial instruments. See Note 6(a) in the Notes to Financial Statements.

Glossary:

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	27	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Electric Utilities	7.6%
Insurance	7.4%
Diversified Telecommunication Services	6.2%
Health Care Providers & Services	4.6%
Pharmaceuticals	4.5%
Food Products	4.4%
Health Care Equipment & Supplies	4.1%
Hotels, Restaurants & Leisure	4.0%
Mortgage Real Estate Investment Trusts (REITs)	3.5%
Banks	3.5%
IT Services	3.2%
Commercial Services & Supplies	3.1%
Multi-Utilities	2.9%
Household Products	2.7%
Tobacco	2.6%
Equity Real Estate Investment Trusts (REITs)	2.4%
Specialty Retail	2.1%
Electronic Equipment, Instruments & Components	1.7%
Technology Hardware, Storage & Peripherals	1.7%
Oil, Gas & Consumable Fuels	1.6%
Communications Equipment	1.6%
Airlines	1.5%
Biotechnology	1.4%
Construction & Engineering	1.3%
Semiconductors & Semiconductor Equipment	1.2%
Multi-line Retail	1.2%
Wireless Telecommunication Services	1.1%
Household Durables	1.0%
Real Estate Management & Development	1.0%
Food & Staples Retailing	1.0%
Capital Markets	0.9%
Media	0.9%
Automobiles	0.9%
Road & Rail	0.7%
Transportation Infrastructure	0.7%
Beverages	0.6%
Chemicals	0.6%
Software	0.6%
Professional Services	0.5%
Aerospace & Defense	0.5%
Metals & Mining	0.4%
Machinery	0.4%
Building Products	0.4%
Thrifts & Mortgage Finance	0.4%
Construction Materials	0.4%
Leisure Equipment & Products	0.3%
Gas Utilities	0.3%
Diversified Financial Services	0.3%
Auto Components	0.3%
Paper & Forest Products	0.2%
Life Sciences Tools & Services	0.2%
Textiles, Apparel & Luxury Goods	0.2%
Trading Companies & Distributors	0.2%
Containers & Packaging	0.1%
Internet & Catalog Retail	0.1%
Industrial Conglomerates	0.1%
Diversified Consumer Services	0.1%
Marine	0.1%
Personal Products	0.1%
Repurchase Agreements	1.7%
Other assets less liabilities	0.7%

100.0%

See accompanying Notes to Financial Statements	28	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

	Shares	Value
COMMON STOCK - 95.5%

Airlines - 0.9%
Delta Air Lines, Inc. (a)	1,835	$84,337

Banks - 9.2%
Bank of America Corp. (a)	14,159	334,011
JPMorgan Chase & Co. (a)	3,997	351,096
Signature Bank (a)(b)	1,240	184,004

		869,111

Biotechnology - 4.8%
BioMarin Pharmaceutical, Inc. (a)(b)	2,006	176,087
Celgene Corp. (a)(b)	1,379	171,589
Regeneron Pharmaceuticals, Inc. (a)(b)	257	99,590

		447,266

Capital Markets - 5.0%
BlackRock, Inc. (a)	563	215,916
Intercontinental Exchange, Inc. (a)	4,232	253,370

		469,286

Chemicals - 3.7%
Albemarle Corp. (a)	824	87,047
Chemours Co. (a)	3,084	118,734
Dow Chemical Co. (a)	2,170	137,882

		343,663

Communications Equipment - 1.3%
Palo Alto Networks, Inc. (a)(b)	1,114	125,525

Construction & Engineering - 1.4%
Fluor Corp. (a)	2,560	134,707

Construction Materials - 1.8%
Vulcan Materials Co. (a)	1,382	166,503

Energy Equipment & Services - 3.9%
Patterson-UTI Energy, Inc. (a)	3,415	82,882
Schlumberger Ltd. (a)	2,116	165,260
Weatherford International PLC (a)(b)	18,430	122,559

		370,701

Food & Staples Retailing - 1.5%
Walgreens Boots Alliance, Inc. (a)	1,710	142,015

Food Products - 4.5%
Hain Celestial Group, Inc. (a)(b)	4,005	148,986
Mondelez International, Inc., Class A (a)	3,562	153,451
Tyson Foods, Inc., Class A (a)	1,992	122,926

		425,363

Health Care Equipment & Supplies - 3.1%
DexCom, Inc. (a)(b)	1,775	150,396
Intuitive Surgical, Inc. (a)(b)	179	137,198

		287,594

Health Care Providers & Services - 2.4%
UnitedHealth Group, Inc. (a)	1,395	228,794

Hotels, Restaurants & Leisure - 3.3%
MGM Resorts International (a)	4,662	127,739
Royal Caribbean Cruises Ltd. (a)	1,890	185,428

		313,167

Industrial Conglomerates - 2.4%
General Electric Co. (a)	7,474	222,725

Insurance - 2.3%
Lincoln National Corp. (a)	3,334	218,210

See accompanying Notes to Financial Statements	29	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

	Shares	Value
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)(b)	68	60,285

IT Services - 3.7%
International Business Machines Corp. (a)	1,143	199,042
Visa, Inc., Class A (a)	1,680	149,302

		348,344

Machinery - 3.1%
Fortive Corp. (a)	2,325	140,012
Stanley Black & Decker, Inc. (a)	1,168	155,192

		295,204

Media - 2.7%
Comcast Corp., Class A (a)	6,852	257,567

Oil, Gas & Consumable Fuels - 2.0%
Continental Resources, Inc. (a)(b)	2,144	97,380
PDC Energy, Inc. (a)(b)	1,485	92,590

		189,970

Personal Products - 1.5%
Estee Lauder Cos., Inc., Class A (a)	1,700	144,143

Pharmaceuticals - 4.5%
Allergan PLC (a)	838	200,215
Merck & Co., Inc. (a)	3,502	222,517

		422,732

Road & Rail - 1.6%
Kansas City Southern (a)	1,710	146,650

Semiconductors & Semiconductor Equipment - 8.4%
Applied Materials, Inc. (a)	4,752	184,853
Broadcom Ltd. (a)	590	129,186
Intel Corp. (a)	5,835	210,469
Microsemi Corp. (a)(b)	1,795	92,496
Skyworks Solutions, Inc. (a)	1,795	175,874

		792,878

Software - 8.9%
Microsoft Corp. (a)	5,657	372,570
Mobileye NV (b)	4,683	287,536
Salesforce.com, Inc. (a)(b)	2,129	175,621

		835,727

Specialty Retail - 3.0%
GameStop Corp., Class A (a)	2,640	59,532
Home Depot, Inc. (a)	1,502	220,539

		280,071

Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc. (a)	1,460	209,744

Trading Companies & Distributors - 1.7%
WW Grainger, Inc. (a)	681	158,509

Total Common Stock (cost-$7,911,185)		8,990,791

	Principal Amount (000s)

Repurchase Agreements - 76.0%

State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $7,156,054; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $7,301,607 including accrued interest (cost-$7,156,000)	$7,156	7,156,000

See accompanying Notes to Financial Statements	30	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

	Shares	Value

Total Investments, before securities sold short (cost-$15,067,185)-171.5%		16,146,791

SECURITIES SOLD SHORT - (88.8)%

Common Stock - (81.2)%

Aerospace & Defense - (0.7)%
United Technologies Corp.	625	(70,131)

Air Freight & Logistics - (3.5)%
CH Robinson Worldwide, Inc.	1,234	(95,376)
Expeditors International of Washington, Inc.	1,798	(101,569)
United Parcel Service, Inc., Class B	1,200	(128,760)

		(325,705)

Airlines - (1.1)%
Alaska Air Group, Inc.	1,100	(101,442)

Auto Components - (1.8)%
BorgWarner, Inc.	2,336	(97,621)
Goodyear Tire & Rubber Co.	2,010	(72,360)

		(169,981)

Automobiles - (1.3)%
Ford Motor Co.	10,858	(126,387)

Banks - (4.0)%
BB&T Corp.	1,052	(47,024)
Citigroup, Inc.	1,644	(98,344)
U.S. Bancorp	861	(44,342)
Wells Fargo & Co.	3,379	(188,075)

		(377,785)

Beverages - (1.6)%
Coca-Cola Co.	3,492	(148,200)

Biotechnology - (1.9)%
Amgen, Inc.	1,100	(180,477)

Capital Markets - (3.1)%
FactSet Research Systems, Inc.	601	(99,111)
Invesco Ltd.	3,122	(95,627)
T Rowe Price Group, Inc.	1,425	(97,114)

		(291,852)

Chemicals - (1.1)%
Ashland Global Holdings, Inc.	821	(101,648)

Communications Equipment - (2.1)%
Cisco Systems, Inc.	2,914	(98,493)
Juniper Networks, Inc.	3,500	(97,405)

		(195,898)

Consumer Finance - (1.5)%
American Express Co.	1,797	(142,161)

Containers & Packaging - (2.7)%
Ball Corp.	1,146	(85,102)
Crown Holdings, Inc. (b)	1,400	(74,130)
International Paper Co.	1,837	(93,283)

		(252,515)

Electrical Equipment - (0.6)%
Acuity Brands, Inc.	300	(61,200)

Electronic Equipment, Instruments & Components - (1.0)%
Amphenol Corp., Class A	1,381	(98,286)

Equity Real Estate Investment Trusts (REITs) - (3.8)%
Apartment Investment & Management Co., Class A	1,599	(70,916)
AvalonBay Communities, Inc.	433	(79,499)
Boston Properties, Inc.	366	(48,462)
Equity Residential	1,200	(74,664)
Essex Property Trust, Inc.	350	(81,035)

		(354,576)

See accompanying Notes to Financial Statements	31	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

	Shares	Value

Food & Staples Retailing - (5.0)%
Costco Wholesale Corp.	424	(71,101)
CVS Health Corp.	1,167	(91,609)
Kroger Co.	2,402	(70,835)
Wal-Mart Stores, Inc.	2,013	(145,097)
Whole Foods Market, Inc.	3,139	(93,291)

		(471,933)

Food Products - (0.8)%
Hormel Foods Corp.	2,100	(72,723)

Health Care Equipment & Supplies - (0.8)%
DENTSPLY SIRONA, Inc.	1,133	(70,745)

Health Care Providers & Services - (3.4)%
AmerisourceBergen Corp.	815	(72,127)
Envision Healthcare Corp. (b)	1,500	(91,980)
Express Scripts Holding Co. (b)	1,269	(83,640)
Patterson Cos., Inc.	1,691	(76,484)

		(324,231)

Hotels, Restaurants & Leisure - (1.0)%
McDonald’s Corp.	746	(96,689)

Household Durables - (2.6)%
Leggett & Platt, Inc.	1,486	(74,776)
PulteGroup, Inc.	3,351	(78,916)
Whirlpool Corp.	555	(95,088)

		(248,780)

Household Products - (2.6)%
Colgate-Palmolive Co.	1,986	(145,355)
Procter & Gamble Co.	1,100	(98,835)

		(244,190)

Industrial Conglomerates - (0.6)%
3M Co.	273	(52,233)

Insurance - (2.6)%
Aflac, Inc.	1,310	(94,870)
Cincinnati Financial Corp.	1,048	(75,739)
Hartford Financial Services Group, Inc.	1,482	(71,240)

		(241,849)

Internet & Catalog Retail - (0.8)%
TripAdvisor, Inc. (b)	1,736	(74,926)

Internet Software & Services - (2.3)%
Akamai Technologies, Inc. (b)	1,200	(71,640)
Alphabet, Inc., Class A (b)	110	(93,258)
eBay, Inc. (b)	1,424	(47,804)

		(212,702)

IT Services - (2.4)%
Accenture PLC, Class A	599	(71,808)
EPAM Systems, Inc. (b)	712	(53,770)
Western Union Co.	4,705	(95,747)

		(221,325)

Leisure Equipment & Products - (0.9)%
Polaris Industries, Inc.	1,052	(88,158)

Life Sciences Tools & Services - (0.8)%
PerkinElmer, Inc.	1,286	(74,665)

Machinery - (2.8)%
Caterpillar, Inc.	1,273	(118,084)
ITT, Inc.	1,200	(49,224)

See accompanying Notes to Financial Statements	32	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

	Shares	Value
Pentair PLC	1,576	(98,941)

		(266,249)

Media - (1.2)%
Walt Disney Co.	1,009	(114,411)

Multi-Utilities - (1.1)%
Dominion Resources, Inc.	1,300	(100,841)

Oil, Gas & Consumable Fuels - (2.0)%
Exxon Mobil Corp.	887	(72,743)
Phillips 66	1,493	(118,275)

		(191,018)

Pharmaceuticals - (1.5)%
Bristol-Myers Squibb Co.	2,600	(141,388)

Professional Services - (2.4)%
Dun & Bradstreet Corp.	500	(53,970)
Robert Half International, Inc.	1,500	(73,245)
Verisk Analytics, Inc., Class A (b)	1,200	(97,368)

		(224,583)

Road & Rail - (1.1)%
JB Hunt Transport Services, Inc.	1,100	(100,914)

Semiconductors & Semiconductor Equipment - (2.9)%
Qorvo, Inc. (b)	1,121	(76,856)
QUALCOMM, Inc.	2,156	(123,625)
Texas Instruments, Inc.	886	(71,376)

		(271,857)

Software - (4.5)%
ANSYS, Inc. (b)	699	(74,702)
CA, Inc.	3,042	(96,492)
Oracle Corp.	3,477	(155,109)
Ultimate Software Group, Inc. (b)	510	(99,557)

		(425,860)

Specialty Retail - (2.8)%
Advance Auto Parts, Inc.	412	(61,083)
AutoNation, Inc. (b)	1,108	(46,857)
AutoZone, Inc. (b)	84	(60,736)
Bed Bath & Beyond, Inc. (b)	2,443	(96,401)

		(265,077)

Textiles, Apparel & Luxury Goods - (0.5)%
Hanesbrands, Inc.	2,400	(49,824)

Total Common Stock (proceeds received-$7,464,280)		(7,645,415)

Exchange-Traded Funds - (7.6)%
Health Care Select Sector SPDR	1,979	(147,158)
iShares Nasdaq Biotechnology Index	607	(178,015)
iShares PHLX Semiconductor	1,057	(144,693)
Technology Select Sector SPDR	4,554	(242,774)

Total Exchange-Traded Funds (proceeds received-$644,987)		(712,640)

Total Securities Sold Short (proceeds received-$8,109,267)		(8,358,055)

Total Investments, net of securities sold short (cost-$6,957,918)-82.7%		7,788,736

Other assets less other liabilities-17.3%		1,625,702

Net Assets-100.0%		$ 9,414,438

See accompanying Notes to Financial Statements	33	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Discovery U.S. Portfolio

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short.

(b)	Non-income producing.

See accompanying Notes to Financial Statements	34	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
COMMON STOCK - 100.1%

Canada - 0.7%
Canfor Pulp Products, Inc.	2,168	$ 19,710
Celestica, Inc. (b)	813	11,823

		31,533

China - 6.1%
Central China Real Estate Ltd. (b)	37,000	9,140
China Everbright Bank Co., Ltd., Class H	143,000	69,939
China Overseas Grand Oceans Group Ltd. (b)	49,000	25,872
Chongqing Rural Commercial Bank Co., Ltd., Class H	27,000	18,241
Jumei International Holding Ltd. ADR (b)	12,975	47,878
Kingboard Chemical Holdings Ltd.	13,000	48,029
Weichai Power Co., Ltd., Class H	28,000	49,460

		268,559

Czech Republic - 0.3%
Philip Morris CR AS	24	12,858

Germany - 0.2%
DIC Asset AG	862	8,562

Greece - 2.1%
Motor Oil Hellas Corinth Refineries S.A.	5,264	89,809

Indonesia - 0.6%
Indo Tambangraya Megah Tbk PT	18,000	27,288

Israel - 0.8%
Orbotech Ltd. (b)	1,105	35,636

Italy - 0.3%
ASTM SpA	1,018	15,269

Japan - 11.5%
Asahi Holdings, Inc.	1,400	25,380
Fukuda Denshi Co., Ltd.	300	17,165
Geo Holdings Corp.	3,700	40,695
GungHo Online Entertainment, Inc.	22,900	51,126
Gunma Bank Ltd.	16,600	86,601
Ines Corp.	1,600	15,489
Kamei Corp.	2,300	25,654
Noritz Corp.	700	13,309
Okamura Corp.	1,800	16,010
Sankyu, Inc.	11,000	66,907
Ship Healthcare Holdings, Inc.	2,100	56,090
Sumitomo Forestry Co., Ltd.	4,500	68,589
Tokyo Steel Manufacturing Co., Ltd.	1,300	10,957
Unipres Corp.	400	8,368

		502,340

Korea (Republic of) - 3.2%
DGB Financial Group, Inc.	2,390	23,170
KB Insurance Co., Ltd.	564	13,615
Poongsan Corp.	1,677	58,677
Unid Co., Ltd.	1,067	42,697

		138,159

Malaysia - 0.8%
Malaysian Pacific Industries Bhd.	14,100	36,640

Philippines - 1.4%
Cebu Air, Inc.	12,340	23,094
Semirara Mining & Power Corp.	12,600	37,065

		60,159

Poland - 3.1%
Energa S.A.	32,058	85,883
PGE Polska Grupa Energetyczna S.A.	16,862	48,432

		134,315

See accompanying Notes to Financial Statements	35	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
Russian Federation - 3.2%
Acron PJSC	180	10,501
Magnitogorsk Iron & Steel OJSC	89,100	58,134
Severstal PJSC	4,930	71,439

		140,074

Singapore - 4.9%
RHT Health Trust UNIT	55,200	35,120
Venture Corp., Ltd.	9,600	78,716
Yanlord Land Group Ltd.	76,000	98,610

		212,446

Switzerland - 1.9%
BKW AG	1,568	84,767

Taiwan - 3.9%
China Life Insurance Co., Ltd.	37,000	36,589
Chong Hong Construction Co., Ltd.	6,000	14,640
Greatek Electronics, Inc.	46,000	63,066
King’s Town Bank Co., Ltd.	33,000	32,796
Sigurd Microelectronics Corp.	25,000	22,822

		169,913

Thailand - 1.7%
Bangchak Petroleum PCL	42,300	40,630
Thai Vegetable Oil PCL	36,300	35,389

		76,019

Turkey - 2.0%
Tupras Turkiye Petrol Rafinerileri AS	3,610	89,687

United States - 51.4%
Advanced Energy Industries, Inc. (b)	1,465	100,440
Alliance Holdings GP L.P.	2,455	67,341
American Axle & Manufacturing Holdings, Inc. (b)	2,835	53,241
ANI Pharmaceuticals, Inc. (b)	1,055	52,233
Brady Corp., Class A	1,020	39,423
Brooks Automation, Inc.	3,680	82,432
BWX Technologies, Inc.	1,215	57,834
Central Garden & Pet Co. (b)	1,810	67,097
Comfort Systems USA, Inc.	995	36,467
Compass Diversified Holdings	975	16,185
Copa Holdings S.A., Class A	340	38,165
CoreCivic, Inc. REIT	2,470	77,607
EnerSys	120	9,473
Exactech, Inc. (b)	1,730	43,596
Extended Stay America, Inc. UNIT	4,085	65,115
Financial Institutions, Inc.	1,760	57,992
First Merchants Corp.	810	31,849
Halyard Health, Inc. (b)	755	28,758
Hooker Furniture Corp.	1,355	42,073
Huntington Bancshares, Inc.	5,980	80,072
Hyster-Yale Materials Handling, Inc.	345	19,455
Innophos Holdings, Inc.	600	32,382
John Bean Technologies Corp.	900	79,155
Koppers Holdings, Inc. (b)	920	38,962
Lear Corp.	185	26,192
Lydall, Inc. (b)	720	38,592
Manpowergroup, Inc.	775	79,492
MarineMax, Inc. (b)	1,450	31,392
Moog, Inc., Class A (b)	1,160	78,126
MSA Safety, Inc.	1,130	79,880
Phibro Animal Health Corp., Class A	650	18,265
Plantronics, Inc.	880	47,617
Quintiles IMS Holdings, Inc. (b)	880	70,866
RMR Group, Inc., Class A	965	47,767
Rogers Corp. (b)	760	65,261
Sanmina Corp. (b)	2,490	101,094
Schweitzer-Mauduit International, Inc.	1,635	67,722
Seacoast Banking Corp. of Florida (b)	3,350	80,333
Take-Two Interactive Software, Inc. (b)	710	42,082
Tower International, Inc.	1,200	32,520
Universal Forest Products, Inc.	385	37,938

See accompanying Notes to Financial Statements	36	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
Viad Corp.	1,925	87,010

		2,249,496

Total Investments (cost-$3,786,175) (a)-100.1%		4,383,529

Liabilities in excess of other assets-(0.1)%		(3,004)

Net Assets-100.0%		$ 4,380,525

Notes to Schedule of Investments:

(a)

Securities with an aggregate value of $1,569,811, representing 35.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	37	Semi-Annual Report/ March 31, 2017

Schedule of Investments

March 31, 2017 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	11.0%
Oil, Gas & Consumable Fuels	8.0%
Electronic Equipment, Instruments & Components	7.8%
Semiconductors & Semiconductor Equipment	7.0%
Metals & Mining	5.1%
Commercial Services & Supplies	5.1%
Electric Utilities	5.0%
Real Estate Management & Development	4.7%
Machinery	4.3%
Aerospace & Defense	3.1%
Chemicals	2.8%
Auto Components	2.8%
Household Durables	2.5%
Software	2.1%
Health Care Providers & Services	2.1%
Health Care Equipment & Supplies	2.0%
Paper & Forest Products	2.0%
Professional Services	1.8%
Equity Real Estate Investment Trusts (REITs)	1.8%
Specialty Retail	1.6%
Life Sciences Tools & Services	1.6%
Pharmaceuticals	1.6%
Household Products	1.5%
Road & Rail	1.5%
Hotels, Restaurants & Leisure	1.5%
Airlines	1.4%
Building Products	1.2%
Insurance	1.1%
Internet & Catalog Retail	1.1%
Communications Equipment	1.1%
Construction & Engineering	0.8%
Food Products	0.8%
Trading Companies & Distributors	0.6%
Diversified Financial Services	0.4%
IT Services	0.4%
Transportation Infrastructure	0.4%
Tobacco	0.3%
Electrical Equipment	0.2%
Liabilities in excess of other assets	(0.1)%

100.0%

See accompanying Notes to Financial Statements	38	Semi-Annual Report/ March 31, 2017

Statements of Assets and Liabilities

March 31, 2017 (unaudited)

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Discovery U.S.	AllianzGI Global Small-Cap Opportunities
Assets:
Investments, at value	$206,242,483	$68,358,860	$8,990,791	$4,383,529

Repurchase agreements, at value	1,258,000	1,208,000	7,156,000	–

Cash	899	857	376	21,070

Foreign currency, at value	–	17,494	–	22,361

Dividends and interest receivable (net of foreign withholding taxes)	1,111,590	238,137	8,347	9,355

Receivable for Fund shares sold	423,766	–	–	–

Deposits with brokers for derivatives collateral	221,397	273,516	–	–

Receivable for variation margin on futures contracts	–	9,834	–	–

Receivable for investments sold	–	–	857,508	–

Tax reclaims receivable	–	19,104	–	1,266

Receivable from Investment Manager	–	–	8,450	8,376

Deposits with brokers for securities sold short collateral	–	–	1,369,290	–

Uninvested Cash - Trustees Deferred Compensation Plan (see Note 4)	1,633	542	92	71

Deferred offering costs	–	1,516	–	–

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	6,237	1,668	297	738

Prepaid expenses and other assets	2,364	1,750	1,329	1,251

Total Assets	209,268,369	70,131,278	18,392,480	4,448,017

Liabilities:
Payable for investments purchased	–	–	554,312	–

Payable for TBA investments purchased	44,971,936	–	–	–

Payable for securities sold short expenses	–	–	8,718	–

Payable for variation margin on futures contracts	16,087	3,811	–	–

Investment management fees payable	17,913	4,773	–	–

Trustees Deferred Compensation Plan payable (see Note 4)	7,870	2,210	389	809

Securities sold short, at value	–	–	8,358,055	–

Due to Investment Manager	–	1,516	–	–

Dividends payable on securities sold short	–	–	7,281	–

Accrued expenses and other liabilities	54,771	28,847	49,287	66,683

Total Liabilities	45,068,577	41,157	8,978,042	67,492

Net Assets	$164,199,792	$70,090,121	$9,414,438	$4,380,525

Net Assets Consist of:
Paid-in-capital	$167,935,156	$64,032,505	$9,999,395	$3,614,123

Undistributed (dividends in excess of) net investment income	(1,621,512)	365,251	(189,430)	(26,153)

Accumulated net realized gain (loss)	(1,466,536)	717,342	(1,226,345)	194,878

Net unrealized appreciation (depreciation)	(647,316)	4,975,023	830,818	597,677

Net Assets	$164,199,792	$70,090,121	$9,414,438	$4,380,525

See accompanying Notes to Financial Statements	39	Semi-Annual Report/ March 31, 2017

Common Shares Issued and Outstanding	11,151,129	4,266,946	666,667	250,412

Net Asset Value Per Share*	$14.72	$16.43	$14.12	$17.49

Cost of Investments	$206,873,712	$63,365,868	$7,911,185	$3,786,175

Cost of Repurchase Agreements	$1,258,000	$1,208,000	$7,156,000	$–

Cost of Foreign Currency	$–	$16,992	$–	$22,148

Proceeds Received on Securities Sold Short	$–	$–	$8,109,267	$–

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	40	Semi-Annual Report/ March 31, 2017

Statements of Operations

Six Months ended March 31, 2017 (unaudited)

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Discovery U.S.	AllianzGI Global Small-Cap Opportunities
Investment Income:
Interest	$1,581,112	$679	$1,276	$7

Dividends, net of foreign withholdingtaxes*	–	820,814	65,682	26,934

Total Investment Income	1,581,112	821,493	66,958	26,941

Expenses:
Investment management	239,655	132,340	47,963	22,034

Legal	46,737	16,026	14,418	16,799

Custodian and accounting agent	35,700	76,017	30,402	45,851

Audit and tax services	21,641	18,169	18,080	20,195

Trustees	8,385	3,510	498	259

Shareholder communications	5,713	3,973	3,156	3,968

Insurance	4,723	3,497	2,651	2,503

Offering	4,583	40,319	5,495	–

Transfer agent	2,634	2,378	1,920	1,944

Dividends on securities sold short	–	–	79,954	–

Organizational	–	120	–	–

Securities sold short	–	–	55,667	–

Line of credit commitment	650	267	39	45

Miscellaneous	2,516	2,176	1,031	1,965

Total Expenses	372,937	298,792	261,274	115,563

Less: Fee Waiver/Reimbursement from Investment Manager	(92,620)	(149,601)	(109,336)	(86,140)

Net Expenses	280,317	149,191	151,938	29,423

Net Investment Income (Loss)	1,300,795	672,302	(84,980)	(2,482)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(861,131)	415,750	228,600	566,619

Securities sold short	–	–	(1,156,275)	–

Futures contracts	136,112	363,952	–	–

Foreign currency transactions	–	(12,463)	3	38

Net change in unrealizedappreciation/depreciation of:

Investments	(4,625,071)	2,601,979	510,928	28,063

Securities sold short	–	–	69,107	–

Futures contracts	(20,481)	(52,993)	–	–

Foreign currency transactions	–	(613)	3	874

Net realized and change in unrealized gain (loss)	(5,370,571	3,315,612	(347,634)	595,594

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(4,069,776)	$3,987,914	$(432,614)	$593,112

*Foreign withholding taxes	$–	$27,112	$–	$2,269

See accompanying Notes to Financial Statements	41	Semi-Annual Report/ March 31, 2017

Statements of Changes in Net Assets

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Six Months ended March 31, 2017 (unaudited)	Period from 10/30/2015(1) through 9/30/2016	Six Months ended March 31, 2017 (unaudited)	Period from 4/11/2016(1) through 9/30/2016
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment income (loss)	$1,300,795	$1,879,718	$672,302	$975,920
Net realized gain (loss)	(725,019)	1,132,615	767,239	74,698
Net change in unrealized appreciation/depreciation	(4,645,552)	3,998,236	2,548,373	2,451,997
Net increase (decrease) in net assets resulting from investment operations	(4,069,776)	7,010,569	3,987,914	3,502,615
Dividends and Distributions to Shareholders from:
Net investment income	(4,512,111)	(367,778)	(1,285,431)	–
Net realized gains	(1,796,268)	–	(147,482)	–
Total dividends and distributions to shareholders	(6,308,379)	(367,778)	(1,432,913)	–
Fund Share Transactions:
Net proceeds from the sale of shares	31,387,640	181,178,096	10,754,112	75,229,813
Issued in reinvestment of dividends and distributions	6,308,379	367,778	1,432,913	–
Cost of shares redeemed	(36,528,906)	(14,827,831)	(21,991,208)	(1,443,125)
Net increase (decrease) from Fund share transactions	1,167,113	166,718,043	(9,804,183)	73,786,688
Total increase (decrease) in net assets	(9,211,042)	173,360,834	(7,249,182)	77,289,303
Net Assets:
Beginning of period	173,410,834	50,000	77,339,303	50,000
End of period*	$164,199,792	$173,410,834	$70,090,121	$77,339,303
*Including undistributed (dividends in excess of) net investment income of:	$(1,621,512)	$1,589,804	$365,251	$978,380
Shares Activity:
Issued	2,035,857	11,957,770	692,627	4,984,429
Issued in Reinvestment of dividends and distributions	429,983	24,700	92,545	–
Shares redeemed	(2,352,267)	(944,914)	(1,411,442)	(91,213)
Net Increase (Decrease)	113,573	11,037,556	(626,270)	4,893,216

(1)	Commencement of operations.

See accompanying Notes to Financial Statements	42	Semi-Annual Report/ March 31, 2017

Statements of Changes in Net Assets (continued)

AllianzGI Discovery U.S.		AllianzGI Global Small-Cap Opportunities
Six Months ended March 31, 2017 (unaudited)	Period from 12/21/2015(1) through 9/30/2016	Six Months ended March 31, 2017 (unaudited)	Year ended September 30, 2016
$(84,980)	$(120,043)	$(2,482)	$50,785
(927,672)	(283,685)	566,657	(141,061)
580,038	250,780	28,937	521,287
(432,614)	(152,948)	593,112	431,011
–	–	(70,039)	(29,791)
–	–	–	–
–	–	(70,039)	(29,791)
–	–	–	–
–	–	70,039	29,791
–	–	(1,499,999)	–
–	–	(1,429,960)	29,791
(432,614)	(152,948)	(906,887)	431,011
9,847,052	10,000,000	5,287,412	4,856,401
$9,414,438	$9,847,052	$4,380,525	$5,287,412
$(189,430)	$(104,450)	$(26,153)	$46,368
–	666,667	–	–
–	–	4,255	2,035
–	–	(90,199)	–
–	666,667	(85,944)	2,035

See accompanying Notes to Financial Statements	43	Semi-Annual Report/ March 31, 2017

Financial Highlights

For a share of common stock outstanding throughout each period:

			AllianzGI Best Styles Global
	AllianzGI Advanced Core Bond		Managed Volatility		AllianzGI Discovery U.S.

	Six Months ended March 31, 2017 (unaudited)	Period from 10/30/2015* through 9/30/2016	Six Months ended March 31, 2017 (unaudited)	Period from 4/11/2016* through 9/30/2016	Six Months ended March 31, 2017 (unaudited)	Period from 12/21/2015* through 9/30/2016

Net asset value, beginning of period	$15.71	$15.00	$15.81	$15.00	$14.77	$15.00

Investment Operations:
Net investment income (loss)(a)	0.12	0.21	0.16	0.22	(0.13)	(0.18)
Net realized and change in unrealized gain (loss)	(0.53)	0.57	0.80	0.59	(0.52)	(0.05)
Total from investment operations	(0.41)	0.78	0.96	0.81	(0.65)	(0.23)

Dividends and Distributions to Shareholders from:
Net investment income	(0.41)	(0.07)	(0.30)	—	—	—
Net realized gains	(0.17)	—	(0.04)	—	—	—
Total dividends and distributions to shareholders	(0.58)	—	(0.34)	—	—	—
Net asset value, end of period	$14.72	$15.71	$16.43	$15.81	$14.12	$14.77
Total Return(b)	(2.54)%	5.23%	6.22%	5.40%	(4.40)%	(1.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$164,200	$173,411	$70,090	$77,339	$9,414	$9,847
Ratio of expenses to average net assets with fee reimbursement(c)(d)	0.35%	0.41%	0.45%	0.45%	3.17%(e)	3.22%(f)
Ratio of expenses to average net assets without fee reimbursement(c)(d)	0.46%	0.62%	0.84%	0.99%	5.39%(e)	6.59%(f)
Ratio of net investment income (loss) to average net assets(c)(d)	1.63%	1.52%	2.03%	2.96%	(1.77)%	(1.55)%
Portfolio turnover rate	155%	260%	32%	1%	126%	214%

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported.

Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)	Inclusive of expenses for dividends on securities sold short of 1.67% .
(f)	Inclusive of expenses for dividends on securities sold short of 1.70% .

I
See accompanying Notes to Financial Statements	44	Semi-Annual Report/ March 31, 2017

Financial Highlights (continued)

For a share of common stock outstanding throughout each period:

	AllianzGI Global Small-Cap Opportunities
	Six Months ended March 31, 2017 (unaudited)	Year ended September 30, 2016	Period from 12/1/2014 through 9/30/2015#	Period from 7/23/2014* through 11/30/2014
Net asset value, beginning of period	$15.72	$14.53	$14.70	$15.00

Investment Operations:
Net investment income (loss)(a)	(0.01)	0.15	0.12	0.05
Net realized and change in unrealized gain (loss)	1.99	1.13	(0.25)	(0.35)
Total from investment operations	1.98	1.28	(0.13)	(0.30)

Dividends and Distributions to Shareholders from:
Net investment income	(0.21)	(0.09)	(0.04)	—
Net asset value, end of period	$17.49	$15.72	$14.53	$14.70
Total Return(b)	12.67%	8.85%	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,381	$5,287	$4,856	$4,899
Ratio of expenses to average net assets with fee reimbursement	1.20%(c)	1.20%	1.22%(c)(d)	1.20%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	4.72%(c)	5.48%	7.06%(c)(d)	4.88%(c)(d)
Ratio of net investment income (loss) to average net assets	(0.10)%(c)	1.04%	0.91%(c)(d)	0.88%(c)(d)
Portfolio turnover rate	76%	177%	152%	56%

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported.

Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.

See accompanying Notes to Financial Statements	45	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2017, the Trust consisted of four separate investment series, (each a “Portfolio” and together the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S. served as the Portfolios’ investment manager and sub-adviser, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment adviser and all Portfolios for which AllianzGI U.S. served as sub-adviser on September 30, 2016, no longer have a sub-adviser. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The following Portfolios sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended September 30, 2016:

AllianzGI Advanced Core Bond Portfolio
Date	Shares	Amount

10/30/15	3,333	$50,000

AllianzGI Best Styles Global Managed Volatility Portfolio
Date	Shares	Amount

4/11/16	3,333	$50,000

AllianzGI Discovery U.S. Portfolio
Date	Shares	Amount

12/21/15	666,667	$10,000,000

The investment objective of AllianzGI Advanced Core Bond is to seek long-term risk adjusted total net return. The investment objective of AllianzGI Best Styles Global Managed Volatility, AllianzGI Discovery U.S. and AllianzGI Global Small-Cap Opportunities is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

46	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Portfolio (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. The NAV of each Portfolio is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

47	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the six months ended March 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

48	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2017 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 6(a) for more detailed information on Investments in Securities and Other Financial Instruments.):

AllianzGI Advanced Core Bond:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/17
Investments in Securities - Assets
U.S. Treasury Obligations	$—	$82,937,676	$—	$82,937,676
Corporate Bonds & Notes	—	57,388,593	—	57,388,593
U.S. Government Agency Securities	—	45,383,413	—	45,383,413
Sovereign Debt Obligations	—	20,532,801	—	20,532,801
Repurchase Agreements	—	1,258,000	—	1,258,000
	—	207,500,483	—	207,500,483
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(16,087)	—	—	(16,087)
Totals	$(16,087)	$ 207,500,483	$—	$207,484,396

AllianzGI Best Styles Global Managed Volatility:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/17
Investments in Securities - Assets
Common Stock:
Australia	$—	$1,026,335	$—	$1,026,335
Austria	73,853	60,606	—	134,459
Belgium	—	238,759	—	238,759
China	—	953,915	—	953,915
Denmark	18,384	58,396	—	76,780
Finland	—	201,262	—	201,262
France	181,910	1,543,265	—	1,725,175
Germany	—	250,513	—	250,513
Hong Kong	—	1,407,032	—	1,407,032
Hungary	—	306,860	—	306,860
Indonesia	—	427,443	—	427,443
Israel	—	607,275	—	607,275
Japan	—	8,025,894	—	8,025,894
Korea (Republic of)	344,496	884,049	—	1,228,545
Luxembourg	—	151,908	—	151,908
Malaysia	—	337,394	—	337,394
Morocco	29,177	43,771	—	72,948
Netherlands	22,539	184,308	—	206,847
New Zealand	131,678	237,704	—	369,382
Norway	4,546	263,271	—	267,817
Philippines	35,270	28,711	—	63,981
Poland	54,770	164,246	—	219,016
Portugal	—	110,825	—	110,825
Singapore	19,704	1,029,618	—	1,049,322
South Africa	—	111,795	—	111,795
Spain	24,399	113,718	—	138,117
Switzerland	418,234	1,341,668	—	1,759,902
Taiwan	—	3,301,362	—	3,301,362
Thailand	—	360,770	166,135	526,905
United Kingdom	149,042	1,001,563	—	1,150,605

49	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

All Other	41,899,310	—	—	41,899,310
Preferred Stock	11,177	—	—	11,177
Repurchase Agreements	—	1,208,000	—	1,208,000
	43,418,489	25,982,236	166,135	69,566,860
Other Financial Instruments* – Assets
Market Price	9,834	—	—	9,834
Other Financial Instruments* – Liabilities
Market Price	(3,811)	—	—	(3,811)
Totals	$43,424,512	$25,982,236	$166,135	$69,572,883

AllianzGI Discovery U.S.:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/17
Investments in Securities - Assets
Common Stock	$8,990,791	$—	$—	$8,990,791
Repurchase Agreements	—	7,156,000	—	7,156,000
	8,990,791	7,156,000	—	16,146,791
Investments in Securities - Liabilities
Securities Sold Short, at value	(8,358,055)	—	—	(8,358,055)
Totals	$632,736	$7,156,000	$—	$7,788,736

AllianzGI Global Small-Cap Opportunities:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/17
Investments in Securities - Assets
Common Stock:
China	$47,878	$220,681	$—	$268,559
Germany	—	8,562	—	8,562
Greece	—	89,809	—	89,809
Indonesia	—	27,288	—	27,288
Japan	17,165	485,175	—	502,340
Korea (Republic of)	42,697	95,462	—	138,159
Poland	—	134,315	—	134,315
Russian Federation	10,501	129,573	—	140,074
Singapore	133,730	78,716	—	212,446
Taiwan	—	169,913	—	169,913
Thailand	35,389	40,630	—	76,019
Turkey	—	89,687	—	89,687
All Other	2,526,358	—	—	2,526,358
Totals	$2,813,718	$1,569,811	$—	$4,383,529

At March 31, 2017, the following Portfolios had transfers between Levels 1 and 2:

Transfers
	Level 1 to Level 2	Level 2 to Level 1
AllianzGI Best Styles Global Managed Volatility	$285,900(a)	$760,237(b)
AllianzGI Global Small-Cap Opportunities	—	149,268(b)

(a) This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2016, which was applied on March 31, 2017.

(b) This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2016, which was not applied on March 31, 2017.

50	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017, was as follows:

AllianzGI Best Styles Global Managed Volatility:

	Beginning Balance 9/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17

Investments in Securities - Assets
Common Stock:
Thailand	$679,583	$167,989	$(678,206)	$—	$(9,075)	$5,844	$—	$—	$166,135

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2017:

AllianzGI Best Styles Global Managed Volatility:

	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities - Assets
Common Stock	$166,135	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		THB 27.75

THB- Thai Baht

*Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Best Styles Global Managed Volatility held at March 31, 2017, was $(1,855).

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2017, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

51	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

(e) Dividends and Distributions to Shareholders. The Portfolios (except AllianzGI Advanced Core Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Advanced Core Bond declares dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at March 31, 2017.

(h) Securities Sold Short. Certain Portfolios engage in short sales for investment and risk management purposes. Short sales are transactions in which a Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolios will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Portfolio is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Portfolios to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolios will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

52	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

(i) U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Exchange-Traded Funds. Certain Portfolios may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolios would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolios bear directly in connection with their own operations.

(k) When-Issued/Delayed-Delivery Transactions. When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(l) Organizational and Offering Costs. Organizational costs are expensed at the inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of each Portfolio.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates

53	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios. The local emerging markets currencies in which the Portfolios may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

54	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

55	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2017:

AllianzGI Advanced Core Bond:
Location	Interest Rate Contracts

Liability derivatives:
Payable for variation margin on futures contracts*	$(16,087)

*	Included in net unrealized depreciation of $16,087 on futures contracts as reported in Note 6(a).

AllianzGI Best Styles Global Managed Volatility:
Location	Market Price

Asset derivatives:
Receivable for variation margin on futures contracts*	$9,834

Liability derivatives:
Payable for variation margin on futures contracts*	$(3,811)

*	Included in net unrealized appreciation of $6,023 on futures contracts as reported in Note 6(a).

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2017:

AllianzGI Advanced Core Bond:
Location	Interest Rate Contracts

Net realized gain on:
Futures contracts	$136,112

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(20,481)

AllianzGI Best Styles Global Managed Volatility:
Location	Market Price	Foreign Exchange Contracts	Total

Net realized gain on:
Futures contracts	$363,952	—	$363,952

Foreign currency transaction (forward currency contracts)	—	$1,464	1,464

Total net realized gain	$363,952	$1,464	$365,416

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(52,993)	—	$(52,993)

AllianzGI Global Small-Cap Opportunities:
Location	Foreign Exchange Contracts

Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(1,243)

56	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

The average volume (based on open positions at each fiscal month end) of derivative activity during the period ended March 31, 2017:

	Forward Foreign		Futures
	Currency Contracts (2)		Contracts (1)
	Purchased	Sold	Long	Short
AllianzGI Advanced Core Bond	$—	$—	—	109
AllianzGI Best Styles Global Managed Volatility	—†	—†	50	—
AllianzGI Global Small-Cap Opportunities	—†	—†	—	—

† Fund had derivative activity during the period but it did not have open positions at any month-end in the period.

(1) Number of contracts

(2) U.S. $ value on origination date

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. During the reporting period, each Portfolio had an Investment Management Agreement (for the purpose of this section, collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager received an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for the Portfolios’ offering costs that were paid by the Investment Manager.

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Advanced Core Bond	0.30%
AllianzGI Best Styles Global Managed Volatility	0.40
AllianzGI Discovery U.S.	1.00
AllianzGI Global Small-Cap Opportunities	0.90

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

57	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

5. EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Advanced Core Bond (1)	0.35%
AllianzGI Best Styles Global Managed Volatility (2)	0.45
AllianzGI Discovery U.S (3)	1.50
AllianzGI Global Small-Cap Opportunities (4)	1.20

(1.) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.35%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

(2.) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

(3.) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax, dividend expenses on short sales and extraordinary expenses, and certain credits and other expenses, exceed 1.50%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

(4.) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

During the six months ended March 31, 2017, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	11/30/2014	9/30/2015	9/30/2016	Totals
AllianzGI Advanced Core Bond	—	—	$275,685	$275,685
AllianzGI Best Styles Global Managed Volatility	—	—	205,431	205,431
AllianzGI Discovery U.S.	—	—	289,229	289,229
AllianzGI Global Small-Cap Opportunities	$132,292	$260,824	209,673	602,789

6. INVESTMENTS IN SECURITIES

For the six months ended March 31, 2017, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$20,478,804	$26,714,699
AllianzGI Best Styles Global Managed Volatility	20,461,820	28,307,929
AllianzGI Discovery U.S.*	24,440,530	22,714,057

58	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

AllianzGI Global Small-Cap Opportunities	3,735,129	5,155,044
*	Securities sold short of $20,622,025; covers on securities sold short of $17,959,084.

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$296,467,231	$298,000,288

(a)	Futures contracts outstanding at March 31, 2017:

AllianzGI Advanced Core Bond:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	2-Year Treasury Note	(85)	$(18,399)	6/30/17	$(16,087)

AllianzGI Best Styles Global Managed Volatility:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	E-mini S&P 500 Index	8	$944	6/16/17	$(3,811)
	Mini MSCI Emerging Markets Index	9	432	6/16/17	9,834

					$6,023

At March 31, 2017, the following Portfolios pledged cash as collateral for derivatives:

Collateral
AllianzGI Advanced Core Bond	$221,397
AllianzGI Best Styles Global Managed Volatility	273,516

7. INCOME TAX INFORMATION

At March 31, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Advanced Core Bond	$209,525,678	$821,435	$2,846,630	$(2,025,195)
AllianzGI Best Styles Global Managed Volatility	64,578,692	6,206,036	1,217,868	4,988,168
AllianzGI Discovery U.S.	15,072,249	1,198,478	123,936	1,074,542
AllianzGI Global Small-Cap Opportunities	3,786,553	652,544	55,568	596,976

(1) Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

59	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

At March 31, 2017, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares, were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Retirement 2020	AllianzGI Global Allocation
AllianzGI Advanced Core Bond	1	24%	—	5%	68%
AllianzGI Best Styles Global Managed Volatility	1	31%	—	—	69%
AllianzGI Discovery U.S.	—	—	100%	—	—

AllianzGI Global Small-Cap Opportunities	—	—	100%	—	—

9. IN-KIND TRANSACTIONS

During the six months ended March 31, 2017, AllianzGI Best Styles Global Managed Volatility transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $189,228 and losses of $227,828 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

AllianzGI Best Styles Global Managed Volatility redeemed 281,327 shares with a redemption value of $4,428,093. The number of shares redeemed and redemption value are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

10. BORROWINGS

During a portion of the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days and expired on October 27, 2016.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a preexisting credit agreement with the Northern Trust Company. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

60	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2017 (unaudited) (continued)

The Portfolios did not utilize either line of credit during the six months ended March 31, 2017.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective as of May 31, 2017, Mark Roemer is no longer a portfolio manager of AllianzGI Global Small-Cap Opportunities Portfolio. Also effective as of May 31, 2017, Kunal Ghosh is appointed as a portfolio manager of AllianzGI Global Small-Cap Opportunities Portfolio.

There were no other subsequent events identified that require recognition or disclosure.

61	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Privacy Policy

March 31, 2017 (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

62	Semi-Annual Report/ March 31, 2017

AllianzGI Institutional Multi-Series Trust

Privacy Policy

March 31, 2017 (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

63	Semi-Annual Report/ March 31, 2017

Trustees
Davey S. Scoon	Investment Manager
Chairman of the Board of Trustees	Allianz Global Investors U.S. LLC
Barbara R. Claussen	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
A. Douglas Eu	Distributor
Bradford K. Gallagher	Allianz Global Investors Distributors LLC
James A. Jacobson	1633 Broadway
Hans W. Kertess	New York, NY 10019
James S. MacLeod
William B. Ogden, IV	Custodian & Accounting Agent
Alan Rappaport	State Street Bank & Trust Co.
801 Pennsylvania Avenue
Officers	Kansas City, MO 64105
Thomas J. Fuccillo
President & Chief Executive Officer	Transfer Agent
Lawrence G. Altadonna	Boston Financial Data Services, Inc.
Treasurer, Principal Financial & Accounting Officer	330 West 9th Street, 5th Floor
Angela Borreggine	Kansas City, MO 64105
Secretary & Chief Legal Officer
Thomas L. Harter	Independent Registered Public Accounting Firm
Chief Compliance Officer	PricewaterhouseCoopers LLP
Scott Whisten	300 Madison Avenue
Assistant Treasurer	New York, NY 10017
Richard J. Cochran
Assistant Treasurer	Legal Counsel
Orhan Dzemaili	Ropes & Gray LLC
Assistant Treasurer	Prudential Tower
Debra Rubano	800 Boylston Street
Assistant Secretary	Boston, MA 02199
Paul Koo(1)
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolios without examination by an independent registered public accounting firm, who did not express an opinion herein.

(1) Paul Koo is Assistant Secretary of the Portfolios with a limited authority to open, maintain and close certain custodical and trading accounts for each Portfolio.

AZ753SA_033117

152982

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Institutional Multi-Series Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 2, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 2, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 2, 2017